SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ______________________


[X]      Filed by the Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Ames Department Stores, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE  (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1)    Title of each class of securities to which transaction applies:
         2)    Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
         4)    Proposed maximum aggregate value of transaction:
         5)    Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)     Amount Previously Paid:  $
         2)     Form, Schedule or Registration Statement No.:
         3)     Filing Party:
         4)     Date Filed:

Ames Department Stores, Inc.
2418 Main Street
Rocky Hill, CT  06067-2598



Notice of Annual Meeting of Stockholders To Be Held on June 21, 2000


     The Annual Meeting of Stockholders of Ames Department Stores, Inc., a Delaware corporation (the "Company"), will be held at the Ames Corporate Headquarters, 2418 Main Street, Rocky Hill, Connecticut on Wednesday, June 21, 2000 at 10:00 a.m. local time, to consider and act upon the following matters:

         1. the election of six (6) directors for a term of one year or until their successor(s) have been elected and qualified;

         2. the ratification and approval of the Associate Stock Purchase Plan that will allow employees to purchase the Company's shares at a discount from market price through payroll deduction;

         3. the ratification and approval of the amended and restated 1998 Management Stock Incentive Plan (as amended and restated, the "1998 Incentive Plan") to increase the number of shares the Company may issue under the 1998 Incentive
                Plan from 1,800,000 to 3,800,000 and to increase the maximum number of shares that may be issued to one person under the 1998 Incentive Plan from 300,000 to 600,000;

         4. the ratification and approval of the appointment of Arthur Andersen LLP as independent certified public accountants and auditors for the Company for the fiscal year ending February 03, 2001; and

         5. the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.


     Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as of the close of business on April 26, 2000. The stock transfer books of the Company will not be closed. Accordingly, only holders of record of issued and outstanding shares of Common Stock of the Company at such time and on such date will be entitled to notice of and to vote at the Annual Meeting notwithstanding any transfer of any stock on the books of the Company thereafter. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the Ames Corporate Headquarters located at 2418 Main Street, Rocky Hill, Connecticut 06067, at the office of the Corporate Secretary.


                                       By Order of the Board of Directors


                                                        /s/David H. Lissy

Rocky Hill, Connecticut                                    David H. Lissy
May 15, 2000                                               Secretary


     EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE. IF, FOR ANY REASON, YOU DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO IN THE MANNER SET FORTH IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME PRIOR TO THE CLOSE OF BALLOTING.



Ames Department Stores, Inc.
2418 Main Street
Rocky Hill, CT  06067-2598


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 21, 2000

General Information

     This proxy statement is furnished to holders of record of the Common Stock of Ames Department Stores, Inc. ("Ames" or the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on June 21, 2000 at 10:00 a.m. local time (the "Annual Meeting"), and at all adjournments or postponements thereof, for the purposes set forth in the accompanying notice of meeting.

     The mailing address of the principal executive offices of the Company is 2418 Main Street, Rocky Hill, Connecticut 06067-2598 (telephone number 860/257-2000). The enclosed proxy and this proxy statement are first being mailed to stockholders of the Company, together with the Annual Report for the fiscal year ended January 29, 2000 ("fiscal year 1999"), on or about May 17, 2000.

     Holders of outstanding shares of Common Stock of record at the close of business on April 26, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting. Each holder of shares of Common Stock outstanding at the Record Date will be entitled to one vote for each share of Common Stock held. At the close of business on the Record Date, there were 29,402,487 shares of Common Stock, par value $.01 per share, of the Company issued and outstanding.

     Members of the Board of Directors shall be elected by a plurality of the votes cast. All other matters require the affirmative vote of a majority of the shares present at the meeting in person or by proxy. The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock is necessary to establish a quorum at the Annual Meeting. For this purpose, shares which are present or represented by a proxy will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on, or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to, any particular matter. Abstentions are counted for purposes of determining the presence or absence of a quorum, but since they are not affirmative votes for the particular matter, they have the same effect as a vote against the matter. Broker non-votes are not considered present at the meeting for the particular matter as to which the vote is withheld. Consequently, broker non-votes are not counted in respect of such matter, but they do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter. Broker non-votes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters, because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                                     PROXIES

     Solicitation: Proxies in the form enclosed are solicited by and on behalf of the Board of Directors of the Company. The persons named in the proxy have been designated as proxies by the Board of Directors.

     Actions to be Taken under Proxy: Shares represented by properly executed proxies received by the Company will be voted at the meeting in the manner specified therein or, if no specification is made, will be voted FOR: (1) election of the six (6) directors listed herein; (2) ratification and approval of the Associate Stock Purchase Plan; (3) ratification and approval of the amended and restated 1998 Management Stock Incentive Plan; and (4) ratification and approval of the appointment of Arthur Andersen LLP as the independent certified public accountants and auditors for the Company for the fiscal year ending February 03, 2001 ("fiscal year 2000").

     Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting in the discretion of the persons named in the proxy. The management of the Company is not aware of any other matters to be presented for action at the meeting.

     Execution: If stock is registered in the names of two or more persons, the proxy must be signed by each of them. If stock is registered in the name of a decedent, the proxy must be signed by an executor or administrator whose title must follow his or her signature. If a stockholder is a corporation, the proxy must be signed by an executive officer whose title must be indicated.

     Revocation: Any proxy given by a stockholder pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Company, addressed to David H. Lissy, Secretary, Ames Department Stores, Inc., 2418 Main Street, Rocky Hill, CT 06067-2598, or by executing another proxy bearing a later date or by voting in person at the meeting.
                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     Six directors are to be elected at the Annual Meeting of Stockholders to hold office until the next annual meeting of stockholders or until the election and qualification of their respective successors. All persons who currently serve as directors are named in the table below and have been nominated to serve as directors for the coming year.

     Unless otherwise specified in a duly executed and returned proxy, the shares voted pursuant thereto will be cast for the nominees. If, for any reason, any of the nominees should be unable to accept the nomination or election, such proxy will be voted for the election of a substitute nominee recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that any nominee will be unable to serve as a director.

     Set forth below is certain relevant information with respect to each nominee as of April 1, 2000:

                                                                                                 Shares of
                                                                                    First        Common Stock
                         Name, Age, Principal Occupation,                           Became       Beneficially
                       Business Experience and Directorships                        Director      Owned (1)
                       -------------------------------------                        --------      ---------


Joseph R. Ettore, age 60 .......................................................     1994         360,200
    Chief Executive Officer and a director of Ames since he
       joined our company in June 1994.  He became Chairman of the
       Board in November 1999. Mr. Ettore was also President of Ames from June 1994 to February 2000. Mr. Ettore has served as a
       Director of Home Place of America, Inc. and Modell's Sporting
       Goods since October 1999 and July 1997, respectively.  Mr. Ettore has over 35 years of experience in the retail industry.
       From July 1993 to June 1994, he was President, Chief Executive
       Officer and a Director of Jamesway Corp., a regional discount store chain based in Secaucus, New Jersey, where he had
       previously served in various merchandise management positions from 1982 to 1989. Jamesway filed for protection under chapter 11 of the Bankruptcy Code in July 1993, emerged from the
       chapter 11 case in January 1995 and re-filed for protection under chapter 11 in October 1995.

Francis X. Basile, age 67 ......................................................      1992         30,500
    From 1986 to his retirement in January 1992, he served as Chairman and Chief Executive Officer of the CIT Group/Factoring,
      Inc.  He also served as a director and Chairman of the National
      Commercial Finance Association and a member of its Executive
      Committee.

Paul Buxbaum, age 45 ...........................................................      1992         38,000
    Chairman of the Board of Directors of Ames from
      July 1993 to November 1999. Mr. Buxbaum is currently Chairman of the Executive Committee. He has been President of
      Buxbaum Group & Associates, Inc., a nationwide retail
      consulting company, since 1984, and since 1998 has been Chief
      Executive Officer of Global Health Sciences, Inc., a developer, manufacturer and packager of vitamins, herbs, dietary
      supplements   and protein powders.  He was formerly a director
      of Lamonts Apparel, Inc., Herbalife International, Inc. and
      Richman Gordman 1/2 Price Stores.

Alan Cohen, age 63 .............................................................      1992         33,500
    Chairman of Alco Capital Group, Inc., a diversified
      Financial service and investment company, since 1975, and Chief
      Executive Officer of Russ Toggs, Inc., since November 1993.  He also serves as Chairman of the Board of Alco Cadillac-Pontiac
      Sales Corp., court-appointed trustee of County Seat Stores, and formerly served as court-appointed trustee of  Tower Financial
       Corporation and as Chief Executive Officer of Health-Tex, Inc.

Richard M. Felner, age 64 ......................................................      1994         35,000
    Since 1991, he has been the head of Richard M. Felner
      Associates, a consulting firm specializing in retail
      and commercial real estate.  From 1985 to 1991, he was
      Vice President of Real  Estate and Corporate Development,
      and a director of Worths Stores Corporation, a subsidiary
      of Reitmans Ltd., Canada's largest women's apparel retailer.

Sidney S. Pearlman, age 68 .....................................................      1992         33,000
    He has been retired since May 1991, after 40 years in the
      retailing industry, including service as President of three department store chains and as Senior Vice President/General
      Merchandise Manager of Younkers, Inc. from 1987 to March 1991.


(1) As used herein, "beneficial ownership" means the sole or shared power to vote or invest either Common Stock or Warrants, or the right to acquire Common Stock or Warrants within sixty (60) days (e.g., through the exercise of stock options). Each director has sole voting and investment power in the shares listed.

     The Board of Directors unanimously recommends a vote FOR each of these nominees. Your proxy will be so voted unless you specify otherwise.

                          Board Meetings and Committees

     During fiscal year 1999, the Board of Directors held ten (10) meetings. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and any committee of which he was a member during fiscal year 1999.

     During  fiscal year 1999,  the Board of  Directors  had an Audit  Committee comprised  of Messrs.  Buxbaum  (Chairman),  Basile and  Cohen,  a  Compensation
Committee comprised of Messrs. Cohen (Chairman), Buxbaum and Pearlman, a Corporate Governance Committee comprised of Messrs. Felner (Chairman), Cohen and Pearlman, and an Executive Committee comprised of Messrs. Buxbaum (Chairman), Cohen and Ettore. Commencing with the start of fiscal year 2000, the Audit Committee consists of Messrs. Buxbaum (Chairman), Basile and Felner, the
Compensation Committee consists of Messrs. Cohen (Chairman), Buxbaum and Pearlman, the Corporate Governance Committee consists of Messrs. Felner (Chairman), Basile and Pearlman, and the Executive Committee consists of Messrs. Buxbaum (Chairman), Cohen and Ettore. The Audit Committee is responsible for recommending the appointment of independent accountants and for reviewing the audit reports and fees of the Company's independent public accountants. The Compensation Committee is responsible for recommending the compensation to be paid to the Company's executive officers, and the amount of and the persons to whom stock options should be granted by the Company. The Corporate Governance Committee is responsible for reviewing board structure and process in order to facilitate board oversight of management, representation of stockholder interests, and the performance of other self-determined board functions and duties under applicable law. The Executive Committee acts on behalf of the Board in certain matters and reviews certain plans prior to full review by the Board. The Executive Committee was formed in December 1999 and held no formal meetings in fiscal year 1999. During fiscal year 1999, there were three formal meetings, and other conversations, held by the Compensation Committee. The Audit Committee met three times during fiscal year 1999. The Corporate Governance Committee met formally two times, and had other conversations, during fiscal year 1999.

                            Compensation of Directors

     Ames directors who are not full-time Ames employees receive a base fee of $40,000 in director's fees ($80,000 per year for the Chairman of the Executive Committee) for six regular meetings and $3,000 for each additional Board meeting, and are reimbursed for their expenses. Directors are also compensated at the rate of $10,000 per year for up to four meetings for each committee on which they serve and $2,500 for each additional committee meeting. For fiscal year 1999, Board activity and meetings exceeded the anticipated number of regular meetings. The directors, however, determined to limit their compensation for fiscal year 1999 to the base fee, and to forego any additional compensation for additional meetings.

     Pursuant to Ames' 1994 Non-Employee Directors Stock Option Plan, as amended (the "Amended Non-Employee Plan"), directors who are not full-time Ames employees are granted options to purchase Common Stock of Ames on the date of each annual meeting of stockholders of the Company. Commencing with the May 27, 1998 Annual Meeting, the number of shares granted on the date of each annual meeting is 7,500. All options terminate ten years after date of grant. The exercise prices of the options are equal to the fair market value of the Common Stock on the date of grant. The options become exercisable in full six months after date of grant. As of January 29, 2000, Messrs. Basile, Buxbaum, Cohen and Pearlman had been granted 30,000 options each and Mr. Felner had been granted 22,500 options.

     In November 1999, the Board of Directors approved the issuance of stock grants to non-employee Directors as of that date, with 1,500 shares each granted to Messrs. Felner, Pearlman and Basile and 3,500 shares each granted to Messrs. Buxbaum and Cohen.

                          Executives of the Registrant

Name                            Age      Position
----                            ---      --------

Joseph R. Ettore                60       Chief Executive Officer, Chairman of the Board
Denis T. Lemire                 52       President, Chief Operating Officer
Rolando de Aguiar               51       Senior Executive Vice President, Chief Financial and Administrative Officer
Grant C. Sanborn                48       Executive Vice President, Operations
James J. Aglio, Jr.             47       Senior Vice President & General Merchandise Manager, Home Lines
Lisa Bachmann                   38       Senior Vice President, Allocation and Planning
Eugene E. Bankers               60       Senior Vice President, Marketing
Catherine A. Berey              37       Senior Vice President, Human Resources
David S. Covitz                 58       Senior Vice President & General Merchandise Manager, Hardlines
Paul C. Lanham                  42       Senior Vice President, Chief Information Officer
David H. Lissy                  56       Senior Vice President, General Counsel and Corporate Secretary
Alfred B. Petrillo, Jr.         57       Senior Vice President, Store Planning
Sanford H. Sansavera            51       Senior Vice President & General Merchandise Manager, Softlines
John Tempesta                   51       Senior Vice President, Logistics
James A. Varhol                 44       Senior Vice President, Asset Protection

     Denis T. Lemire joined Ames in August 1994 as Executive Vice President, Merchandising and was promoted to Executive Vice President and Chief Operating Officer in March 1999. In February 2000, he was named President and Chief Operating Officer of Ames. Mr. Lemire has over 30 years of retailing experience. He served as President and Chief Operating Officer of Stuarts from November 1993 to August 1994 and Senior Vice President, Merchandising of Stuarts from April 1990 to November 1993. From 1989 to 1990, Mr. Lemire was a General Merchandise Manager at American Eagle Outfitters, Inc., a subsidiary of Retail Ventures, Inc. From 1987 to 1989, he served as President of the Buying Network. Prior to that, Mr. Lemire served for twelve years with Marshalls, then a division of Melville Corp., as Vice President and General Merchandise Manager, Women's Apparel, from 1983 to 1987 and as Merchandising Manager from 1978 to 1983. Stuarts filed under Chapter 11 in December 1990, emerged from the Chapter 11 case in October 1992 and re-filed for protection under Chapter 11 in May 1995.

     Rolando de Aguiar joined Ames as Executive Vice President and Chief Financial Officer in April 1998 and was promoted to Executive Vice President and Chief Financial and Administrative Officer in March 1999. Mr. de Aguiar was named Senior Executive Vice President and Chief Financial and Administrative Officer in March 2000. From March 1997 to March 1998, he was President of Aguiar Associates, a retailing consulting firm. From October 1994 to January 1997, he served as Executive Vice President and Chief Administrative Officer of Gruma S.A. de C.V., a leading packaged food producer in Mexico, and from September 1991 to August 1994, he held senior financial positions at Sears, Roebuck & Co., including Vice President and Controller - Merchandising Group for Sears' U.S. operations and, prior thereto, Vice President, Planning and Development at Sears in Mexico. Mr. de Aguiar previously served for ten years at Occidental Petroleum Corporation in various management positions, including Manager of Mergers and Acquisitions, Chief Financial Officer of the Minerals Division and Director of Internal Audit for Occidental Petroleum's worldwide operations.

     Grant C. Sanborn became Executive Vice President, Operations in February 2000. Mr. Sanborn joined Ames in April 1971 as an assistant manager and has held a wide variety of field store operations positions, including Store Manager at seven locations, District Manager in both Northern Maine and Syracuse, New York, Assistant Regional Director and Regional Operations Director. In July 1991, Mr. Sanborn joined Ames' corporate headquarters as Director of Operations, with responsibility for remodeling, merchandise presentation and store planning, construction and facilities. In October 1993 he was promoted to Vice President, Store Operations. In January 1995 he became responsible for Ames' entire field organization as Senior Vice President, Store Operations.

     James J. Aglio, Jr. became Senior Vice President, General Merchandise Manager, of Ames' Home Lines Division in June 1998. Since joining Ames in July 1974, he has served in various merchandising positions, including buyer, Divisional Merchandise Manager, Assistant Vice President, and Vice President of the Home Lines Division.

     Lisa Bachmann joined Ames in August 1997 as Vice President, Allocation and Planning, and was named Senior Vice President, Allocation and Planning, in December 1998, when she also assumed responsibility for the Merchandising Information Office. From 1983 to 1997, she held several management positions with the Casual Corner Group, Inc., including Senior Merchandise Planner at Ups N' Downs, Director - Planning & Allocation at the Capezio Division, Vice President - Planning & Allocation, Casual Corner Division, and Vice President - Planning & Allocation for the Casual Corner and Petite Sophisticate Divisions.

     Eugene E. Bankers joined Ames as Senior Vice President, Marketing, in January 1994. Prior to joining Ames, he served for nearly 14 years in several capacities at ShopKo Stores, Inc., including Vice President, Communications and Investor Relations from 1991 to 1993, Vice President of Advertising, Public Relations and Sales Promotion from 1986 to 1990, Vice President Planning and Real Estate from 1984 to 1986 and Divisional Merchandise Manager from 1981 to 1984.

     Catherine A. Berey joined Ames in September 1999 as Senior Vice President, Human Resources. She had previously been with Ames from 1993 to February 1999 during which time she served in a variety of administrative positions, including: Vice President, Human Resources Services, Vice President, Organizational Development and Director, Recruiting/Human Resources Administration. From February 1999 to August 1999, she was a human resources consultant to IKON with responsibility for all Human Resources functions in the Hartford and Springfield markets. From 1984 to 1992, Ms. Berey served in a number of Human Resource and Merchandising positions at G. Fox & Co., including:
Director, Training and Development; Manager, Compensation and Benefits; Manager, Executive Development and Placement; Manager, Merchant Development; Assistant Buyer, Women's Sportswear and Area Sales Manager, Intimate Apparel.

     David S. Covitz joined Ames in November 1989 as Divisional Merchandise Manager and subsequently was promoted to the position of Vice President, General Merchandise Manager, Hardlines. Mr. Covitz was named to his current position as Senior Vice President and General Merchandise Manager, Hardlines, in June 1998. Prior to joining Ames, he held positions in the buying division at Filene's and as Vice President/Divisional Merchandise Manager at Gold Circle Stores.

     Paul Lanham joined Ames in October 1994 as Vice President, Planning & Allocation. He was named Senior Vice President, Management Information Systems, in March 1995, and assumed his current position as Senior Vice President and Chief Information Officer in March 1996. Prior to joining Ames, Mr. Lanham held a variety of positions in the retailing industry including Director of Inventory Management at Brookstone, Inc., Distribution Manager and Regional Merchandise Manager at Payless Shoesource, Inc., and Systems Analyst, Distributor and Store Manager at the Gap Inc.

     David H. Lissy joined Ames in June 1990 and was named Senior Vice President, General Counsel and Corporate Secretary in December 1992. Prior to joining Ames, Mr. Lissy served in senior positions in a number of other major corporations, including United Brands and Gulf & Western, and in the federal government, where from 1969 to 1977 he held positions including Special Assistant to the President, Special Assistant to the Secretary of State and Executive Secretary of the Department of Health Education and Welfare. Mr. Lissy has also owned Samuel Lehrer & Co., Inc., a wholesaler of fine quality fabrics, since 1988.

     Alfred B. Petrillo, Jr. joined Ames as Senior Vice President, Store Planning in October 1995. Prior to joining Ames, Mr. Petrillo was Senior Vice President, Store Planning, Construction, Visual Merchandising, Planogramming, Maintenance and Energy at Jamesway. He joined Jamesway in 1969 as Director of Store Planning and Construction. He was promoted to Assistant Vice President, Store Planning and Construction in 1973 and served as Vice President, Store Planning, Construction, Maintenance and Energy from 1976 to 1995. Mr. Petrillo began his career in 1962 as an architectural designer and draftsman at the firm of John Scacchetti, AIA. Jamesway filed for protection under chapter 11 of the Bankruptcy Code in July 1993, emerged from the chapter 11 case in January 1995 and re-filed for protection under chapter 11 in October 1995.

     Sanford H. Sansavera joined Ames in May 1993 as Divisional Merchandise Manager - Jewelry and assumed additional responsibility for Accessories in August 1994. He was promoted to Senior Vice President, General Merchandise Manager - Softlines, in June 1998. Prior to joining Ames, Mr. Sansavera spent 21 years with the May Department Stores Company in a variety of positions, including General Manager - Merchandise, Branch Store Divisional Manager, Department Manager and Store Manager.

     John Tempesta joined Ames in February 1999 as Senior Vice President, Logistics, and is responsible for all aspects of Ames' logistics and distribution network. From 1993 to 1999, Mr. Tempesta was with Caldor Corporation, most recently as Senior Vice President, Distribution/Logistics. From 1988 to 1993, Mr. Tempesta was a Senior Vice President, Catalogue Operations, at Chadwick's of Boston, a division of TJX Companies, Inc. From 1983 to 1988, he was Senior Vice President, Operations, at Filene's Basement. He also has held management positions at Hit or Miss and Zayre Corporation. Caldor filed for protection under chapter 11 in September 1995.

     James A. Varhol joined Ames in August 1995 as Senior Vice President, Asset Protection, and is responsible for all aspects of corporate, store and distribution center loss prevention and safety initiatives. From 1977 to 1995, Mr. Varhol was employed at Jamesway Corp., where he served in various positions, including eight years as Vice President of Loss Prevention. Jamesway filed for protection under chapter 11 of the Bankruptcy Code in July 1993, emerged from the chapter 11 case in January 1995 and re-filed for protection under chapter 11 in October 1995.

                             Executive Compensation

     The following table sets forth each item of compensation paid, earned or awarded over each of the preceding three years to the Chief Executive Officer and the four other most highly paid executive officers serving at January 29, 2000.

                                                           Summary Compensation Table

                                                                                                   Long-Term Compensation
                                                                                          ------------------------------------------
                                                        Annual Compensation                 Awards
                                                -------------------------------------     -----------
                                                                                                     (#) Securities
                                                                            Other         Restricted   Underlying         All
                                    Fiscal                                 Annual           Stock       Options          Other
Name & Principal Position            Year         Salary     Bonus (a)   Comp. (g)       Awards (b)    SARs (c)       Comp. (d)
-------------------------            ----         ------     ---------   ---------       ----------    --------       ---------

Joseph R. Ettore .........           1999        $1,105,769   $2,170,000 $4,524,725           $    0          0         $24,557
     Chairman & Chief                1998           939,423      750,000 $2,311,675  (f)           0    325,000 (f)  $2,840,538(f)
     Executive Officer               1997           866,344      425,000     (e)                   0          0           39,589

Rolando de Aguiar
     Senior Executive Vice           1999           399,231      620,000     (e)                   0     75,000         202,056
     President, Chief Financial &    1998           228,308      118,333     (e)             739,550     45,000         67,626
     Administrative Officer          1997                 0            0      0                    0          0            0

Denis T. Lemire .........            1999           496,154      475,000     (e)                   0    100,000          6,920
     President & Chief               1998           387,500      160,000   387,575           695,700     15,000          6,900
     Operating Officer               1997           369,712      150,000     (e)                   0          0          7,860

David H. Lissy ........              1999           257,210      303,000     (e)                   0     10,000          6,795
     Senior Vice President,          1998           234,844       94,995   268,325           347,850      7,500          7,222
     General Counsel &               1997           231,183       91,783     (e)                   0          0          6,559
     Corporate Secretary

Alfred B. Petrillo, Jr.......        1999           241,927      244,000     (e)                   0     10,000          6,809
     Senior Vice President, Store    1998           220,065       89,010   244,888           275,700      7,500          7,849
     Planning                        1997           215,327       86,000     (e)                   0          0          6,922
____________________
(a)  Includes certain signing bonuses,  bonuses earned under the Annual Incentive Compensation Plan (see below), bonuses associated with the Hills acquisition, and, for Mr. Ettore, bonuses as defined under his employment agreement (see below).
(b)  Pursuant to the 1998 Management  Stock Incentive Plan (the "1998 Incentive  Plan"; see below) and the 1995 Long Term Incentive
     Plan (the "1995 Incentive  Plan";  see below),  a total of 215,000 shares of Restricted Stock in the aggregate were awarded in fiscal year 1998. The awards were made to each Executive  Vice President and each Senior Vice  President.  The dollar value of the Restricted  Stock award shown in the table was calculated by multiplying the share price of Ames' Common Stock on the date of the award by the number of shares awarded.  As of January 29, 2000, a total of 245,000 shares of the Restricted  Stock that had been awarded under the 1998  Incentive  Plan and the 1995  Incentive  Plan remained  outstanding  and unvested.  The total aggregate  value of these  shares was  $5,175,625  based on a market  price of Ames' Common Stock of $21.125 as of January 29,
     2000.
(c)  Stock Options were granted to certain members of management pursuant to the 1998 Incentive Plan and the 1994
     Option Plan (see below).

(d)  Includes Ames' matching  contributions under the Retirement and Savings Plan (see below), excess paid life insurance;  and for
     J. Ettore,  $24,033,  $40,112 and $31,629 of paid disability and life insurance  coverage in fiscal years 1999, 1998 and 1997, respectively.  R. de  Aguiar's  amounts  include  $187,186  and  $66,752  for fiscal  years 1999 and 1998,  respectively,  for reimbursement of relocation  expenses inclusive of gross up for tax consequences  consistent with the Company's moving expense reimbursement practices.
(e)  Includes a car allowance  (and,  for 1997, a living  allowance  for J. Ettore and D. Lemire) that  aggregated to the lesser of
     $50,000 or 10% of the individual executive's total salary and bonus.
(f)  Pursuant to the terms of an employment agreement entered into between Ames and Mr. Ettore on June 1, 1998, Mr. Ettore surrendered rights with regard to 300,000 shares of Common Stock.  In consideration therefore, Mr. Ettore received (i) 70,200 shares of Common Stock, (ii) 125,000 stock appreciation rights, and (iii) $2,666,100 in cash (including $1,514,700 for the payment of taxes by Mr. Ettore on the 70,200 shares of Common Stock).  See "Employment Contracts" below.
(g)  Amounts shown for fiscal year 1998 represent  primarily the Cash Payment made on the Vesting Date for the Restricted Stock (as each such term is defined below) awarded pursuant to the 1995 Incentive Plan: Mr. Ettore  ($759,375),  Mr. Lemire  ($354,375),
     Mr. Lissy ($253,125) and Mr. Petrillo ($229,688).  In addition,  Mr. Ettore's fiscal year 1999 amount includes $4,503,125 from the exercise of 125,000 stock appreciation  rights.  Mr. Ettore's fiscal year 1998 amount includes  $1,514,700 for the payment of taxes referenced in (f) above.

Option and SAR Grants in Last Fiscal Year

     The table below discloses information regarding grants of stock options and stock appreciation rights (SARs) to the named executive officers during fiscal year 1999:


                                                                                                  Potential
                                                                                              Realizable Value
                                           Individual Grants                                     at Assumed
                       ----------------------------------------------------------
                          Number of          % of                                                  Annual
                         Securities         Total                                               Rate of Stock
                         Underlying       Options/SARs    Exercise                                  Price
                        Options/SARs      Granted to      or Base                               Appreciation
                           Granted        Employees in     Price     Expiration               for Option Term
                                                                                     -----------------------------------
    Name                     (#)         Fiscal 1999       ($/Sh)       Date               5%                  10%
    ----                     ---         -----------       ------       ----               --                  ---


Joseph R. Ettore              -               0%            $ -                            -                     -

Rolando de Aguiar          75,000           10.15%         $29.00     3/23/09           $1,367,846           $3,466,390

Denis T. Lemire            100,000          13.53%         $29.00     3/23/09           $1,823,794           $4,621,853

David H. Lissy             10,000           1.35%         $34.813     4/28/04              $96,182             $212,537

Alfred B. Petrillo, Jr     10,000           1.35%         $34.813     4/28/04              $96,182             $212,537


     Pursuant to the 1994 Management Stock Option Plan (the "1994 Option Plan"), Ames may grant options with respect to an aggregate of up to 1,700,000 shares of Common Stock, provided that no individual optionee may receive in excess of 200,000 shares of Common Stock upon exercise of options granted under the 1994 Option Plan. During fiscal year 1999, options with respect to a total of 40,700 shares of Common Stock were issued under the 1994 Option Plan to members of management. After adjusting for options forfeited and exercised, as of January 29, 2000, options with respect to a total of 412,010 shares that had been granted pursuant to the 1994 Option Plan were outstanding, of which 345,000 had vested. The exercise prices of the options are equal to the fair market value of the Common Stock on the date the options were granted.

     Except as noted below, one-third of the shares underlying the options under the 1994 Option Plan may be purchased annually for each of three years, beginning one year from the grant date. For options granted to J. Ettore in June 1994, one-fifth of the shares underlying the options may be exercised annually for each of five years, beginning one year after the grant date. Except as noted below, all options granted on May 21, 1996 and all options granted after May 1, 1997, may be exercised one year after the grant date. For options granted to R. de Aguiar (Senior Executive Vice President and Chief Financial and Administrative Officer) in April 1998, one-third of the shares underlying options may be exercised annually for each of three years, beginning one year after the grant date. The unexercised portion of the options granted under the 1994 Option Plan will terminate upon the expiration of five years from the grant date, except as follows: the options granted to J. Ettore in June 1994 and D. Lemire in August 1996 terminate ten years from grant date.

     The 1998 Incentive Plan provides for the grant of Awards (as defined in the 1998 Incentive Plan) and makes available for Awards an aggregate amount of 1,800,000 shares of Common Stock. The maximum number of shares of Common Stock with respect to which Awards may be granted (or measured) to any individual participant may not exceed 300,000. During fiscal year 1999, options with respect to a total of 660,750 shares of Common Stock were issued under the 1998 Incentive Plan to members of management bringing the total of such issuances as of January 29, 2000 to 1,157,400. As of January 29, 2000, options with respect to 76,915 shares had been forfeited and the remaining 1,080,485 were unvested. The exercise prices are equal to the fair market value of the Common Stock on the date the stock option is granted. Awards issued under the 1998 Incentive Plan may be exercised as determined by the Compensation Committee of the Board of Directors upon the grant thereof. The Board of Directors has approved an amendment and restatement of the Plan, which, subject to stockholder approval at the Annual Meeting, would increase the number of shares that the Company may issue under the 1998 Incentive Plan from 1,800,000 to 3,800,000 and increase the maximum number of shares that may be issued to one person under the 1998 Incentive Plan from 300,000 to 600,000.

Aggregated SAR Exercises in Last Fiscal Year and FY-End SAR/Option Values

     The table below discloses information regarding aggregated exercises of stock options and SARs by the named executive officers during fiscal year 1999 and stock options and SARs held by the named executive officers as of January 29, 2000. There were no stock options or SARs re-priced during fiscal year 1999.

                           Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End SAR/Option Values


                                                                   # of Shares                  Value of
                                                                    Underlying                Unexercised
                                                                   Unexercised                In-the-Money
                                                                   SARs/Options               SARs/Options
                                                                    at 1/29/00                at 1/29/00($)
                                     # Shares      ($) Value       Exercisable /              Exercisable /
                Name                Exercised         Realized(a)  Unexercisable              Unexercisable
                ----                ---------         -----------  -------------              -------------

         Joseph R. Ettore           125,000(b)     $4,503,125(b)  200,000/200,000          $   3,475,000/$0
         Denis T. Lemire                  0                   0    55,000/110,000            971,225/61,250
         Rolando de Aguiar                0                   0    15,000/105,000             30,625/61,250
         David H. Lissy                   0                   0      2,500/15,000             15,313/30,625
         Alfred B. Petrillo, Jr.     20,300             527,037      2,500/15,000             15,313/30,625

        (a)     Dollar value realized represents the number of options exercised multiplied by the difference between the market price of Ames' Common Stock at date of exercise and the strike price of the options.

        (b)     Represents the exercise of SARs granted to J. Ettore pursuant to an employment contract which is more fully described below.

Long-Term Incentive Plan Awards

     There were 45,000 shares of Restricted Stock (pursuant to the 1998 Incentive Plan as defined previously) awarded to certain executive officers during fiscal year 1999. In addition, 15,000 shares, previously granted, were forfeited.

     Ames' 1995 Incentive Plan was approved by the stockholders in May 1995. The purpose of the 1995 Incentive Plan is to promote Ames' long-term success by affording certain officers with an opportunity to acquire an ownership interest in Ames in order to incentivize such persons and to align their financial interests with Ames' stockholders. Pursuant to the 1995 Incentive Plan, Ames may make awards ("Awards") of an aggregate of up to 500,000 shares of Common Stock that are subject to restrictions on transfer ("Restricted Stock") and a cash payment (a "Cash Payment") in an amount up to 50% of the Fair Market Value (as defined in the 1995 Incentive Plan) of the Restricted Stock determined as of, and paid on, the third anniversary of the date of grant (the "Vesting Date"). The Cash Payment is intended to defray a substantial portion of an Award recipient's federal and state income tax liabilities on the Award (including the Cash Payment) in order to allow the recipient to receive the Restricted Stock substantially free and clear on the Vesting Date.

     Officers eligible for Awards under the 1995 Incentive Plan are the Chief Executive Officer, each Executive Vice President and each Senior Vice President. The Compensation Committee administers the 1995 Incentive Plan. During 1999, there were no shares of Restricted Stock issued pursuant to the 1995 Incentive Plan. As of April 1, 2000, 320,000 shares in the aggregate had vested, and 35,000 shares remain unvested.

     The 1998 Incentive Plan (as defined) was approved by the stockholders in May 1998. The purpose of the 1998 Incentive Plan is to provide incentives which will attract, retain and motivate highly competent persons as key employees by providing them opportunities to (i) acquire shares of Common Stock; (ii) receive monetary payments based on the value of such shares; and (iii) receive grants of options to purchase shares of Common Stock (as more fully described below). The 1998 Incentive Plan makes available for Awards (as defined in the 1998 Incentive
Plan) an aggregate amount of 1,800,000 shares of Common Stock. The maximum number of shares of Common Stock with respect to which Awards (as defined in the 1998 Incentive Plan) may be granted (or measured) to any individual participant may not exceed 300,000.

     Officers eligible for Awards under the 1998 Incentive Plan are such key employees of Ames as the Board of Directors, in its sole discretion, determines to be significantly responsible for the success, future growth and profitability of Ames. As of April 1, 2000, 235,000 shares of Restricted Stock have been awarded, 15,000 shares were forfeited, and 220, 000 shares remain unvested.

     As noted above, the Board of Directors has approved an amendment and restatement of the 1998 Incentive Plan, which, subject to stockholder approval at the Annual Meeting, would increase the number of shares that the Company may issue under the 1998 Incentive Plan from 1,800,000 to 3,800,000 and increase the maximum number of shares that may be issued to one person under the 1998 Incentive Plan from 300,000 to 600,000.

Annual Incentive Compensation Plan

     Ames has an Annual Incentive Compensation Plan (the "Annual Bonus Plan") that is subject to annual review by the Compensation Committee and the Board of Directors. The Annual Bonus Plan provides annual incentive cash bonuses based on the achievement of Ames' financial goals for the year (as well as individual performance goals and customer service goals for store and field management). Pursuant to the Annual Bonus Plan, bonuses for fiscal year 1999 were paid in May 2000. Participants must be active Ames' employees, at the time the bonus payments are made, to earn a bonus.

Retirement and Savings Plan

Ames Plan

     Ames has a defined contribution retirement and savings plan (the "Ames Retirement and Savings Plan") that is qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended, for employees who are classified as full-time and have at least 60 days of service, or who are part-time and have one year of service, and have completed at least 1,000 hours of service in a 12-month period. For each participant's contribution (up to a maximum of 5% of such participant's total compensation), the Company contributes to the Retirement and Savings Plan an amount equal to 50% of the first 4% and 100% of the next 1% contribution. Ames funds all administrative costs incurred by the plan. Ames' expense associated with this plan amounted to approximately $3.4 million, $3.3 million, and $3.0 million, in 1999, 1998 and 1997, respectively.

Hills Plan

     As of December 30, 1998, the Company acquired Hills Stores Company ("Hills"). Hills has a defined contribution retirement and savings plan (the "Hills Retirement and Savings Plan ") that is qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended, for employees who are classified as full-time and have at least 60 days of service, or who are part-time and have one year of service and have completed at least 1,000 hours of service in a 12-month period. For each participant's contribution (up to a maximum of 5% of such participant's total compensation) Ames contributes an amount equal to 50% of the first 4% and 100% of the next 1% of contribution. Ames funds all administrative costs incurred by the plan. The expenses associated with this plan were $2.6 million for fiscal year 1999 and $0.3 million for fiscal year 1998.

     The Company intends to merge the Ames and Hills retirement and savings plans at some point in the future.

     The following table sets forth, as to the named executive officers (those listed in the Summary Compensation Table) and all other officers and employees of Ames as a group, the matching contributions by Ames under the Retirement and Savings Plan during fiscal year 1999:

                                                          Matching
                                                      Contributions
                                                      -------------

            Joseph R. Ettore......................       $    7,539
            Rolando de Aguiar.....................            5,934
            Denis T. Lemire........................           6,154
            David H. Lissy.........................           5,540
            Alfred B. Petrillo, Jr.................           5,554
            All other employees and officers.......      $4,929,677

Retirement Plan

     Ames has an unfunded Retirement Plan for officers/directors (the "Retirement Plan"). It provides that every person, who is employed by Ames when he or she retires, dies or becomes disabled and who serves as both a full-time officer and a director of Ames and has completed five years of service, not necessarily consecutive, in both of these capacities, is eligible for benefits under the Retirement Plan.

     Benefits under the Retirement Plan are payable upon termination of employment due to retirement, death or disability. The annual benefit is equal to two-thirds of the participant's average annual base salary during the five-year period of highest compensation preceding such termination of employment. The maximum annual benefit under the Retirement Plan is $100,000, reduced by an amount equal to certain of such participant's annual Social Security benefits. Each participant in the Retirement Plan is entitled to benefits for a period of 10 years. Upon the earlier death of the participant, at Ames' option, the future payments as scheduled or the then present value of all unpaid benefits would be paid to the participant's estate. Joseph Ettore, current Chief Executive Officer and Chairman, potentially qualifies for benefits under this plan. As of January 29, 2000, Mr. Ettore had completed approximately sixty-eight months of credited service as a full-time officer and director of Ames. No payments were made under this plan in fiscal year 1999.

 Employment Contracts, Termination, Severance and Change-in-Control Arrangements

Employment Contracts

     Set forth below are descriptions of the material features of the employment contracts between Ames and Joseph R. Ettore, Chairman and Chief Executive Officer, Denis T. Lemire, President and Chief Operating Officer, Rolando de Aguiar, Senior Executive Vice President and Chief Financial and Administrative Officer, and Grant C. Sanborn, Executive Vice President, Operations.

     Ames is party to an employment agreement with Joseph Ettore dated June 1, 1998 and expiring May 31, 2004 (the "Ettore Agreement"), pursuant to which Mr. Ettore serves as Chief Executive Officer of Ames. Under the Ettore Agreement, Mr. Ettore is entitled to a base salary of $1,000,000 per year through May 31, 2002 (increased to $1,100,000 as of April 1999), and $1,250,000 thereafter; an annual bonus as determined by the Board of Directors; an option to acquire up to 200,000 shares of Common Stock, which will vest and become exercisable on May 31, 2003; a bonus of $450,000 and $550,000, payable on June 30, 1999, and at the end of the term of Mr. Ettore's employment, respectively; and an annual automobile allowance, payable in equal monthly installments of not less than $1,800 per month.

     In addition, in consideration of Mr. Ettore's surrender of options to purchase an aggregate of 300,000 shares of Common Stock, which right was granted to Mr. Ettore pursuant to his prior employment agreement, Mr. Ettore received
(a) a stock award of 70,200 shares of Common Stock in accordance with Ames' 1998 Incentive Plan, (b) $2,666,100 in cash and (c) 125,000 fully vested stock appreciation rights ("SARs"), which entitle Mr. Ettore to receive, in the aggregate, an amount equal to (x) the number of SARs Mr. Ettore elects to exercise on or after May 31, 1999 multiplied by (y) the difference between (i) $2.00 (representing the exercise price of certain rights surrendered by Mr. Ettore in connection with the Ettore Agreement) and (ii) the Average Stock Price (as defined in the Ettore Agreement) as of the date of such election. Mr. Ettore had exercised all of his SARs as of January 29, 2000.

     During the term of the Ettore Agreement, Ames is required to reimburse Mr. Ettore $12,000 per year for the cost of maintaining a policy insuring his life with a face amount of $500,000; provide additional life insurance in the face amount of $500,000 and maintain a disability insurance policy that will pay Mr. Ettore 60% of his base salary during any period of disability up to age 65. In addition, Ames will maintain customary directors' and officers' liability insurance for him, if such insurance is available to Ames at reasonable cost.

     In the event that Ames terminates the employment of Mr. Ettore without Cause (as such term is defined in the Ettore Agreement), or if Mr. Ettore terminates his employment for Good Reason (as such term is defined in the Ettore Agreement), he will be entitled to (a) his base salary for the remaining term of the Ettore Agreement when it would otherwise be payable; (b) any annual bonus prorated to the effective date of termination; (c) immediate vesting of his stock options as of the date of termination; and (d) coverage under Ames' medical plan for one year after the date of termination. If Mr. Ettore's employment is terminated by Ames for Cause or if Mr. Ettore terminates his employment without Good Reason, he will receive no further compensation or other benefits under the Ettore Agreement except for any amounts to which he was entitled prorated to the effective date of termination. If Mr. Ettore terminates his employment upon a Change in Control of the Company (as such term is defined in the Continuity Plan referred to below or any successor or replacement plan), he will be entitled to the greater of the benefits provided by (x) the Continuity Plan, and (y) any such successor or replacement plan and (z) the benefits provided by the Ettore Agreement.

     Ames is party to an employment agreement with Denis Lemire dated as of March 23, 1999 and expiring May 31, 2003 (the "Lemire Agreement"), pursuant to which Mr. Lemire serves as Executive Vice President and Chief Operating Officer of Ames. Under the Lemire Agreement, Mr. Lemire is entitled to an initial base salary of $500,000 per year through March 31, 2002, and $600,000 thereafter; an annual bonus under the Ames' Annual Bonus Plan; a sign-on bonus of $100,000 payable at the end of the Term of Employment (as such term is defined in the Lemire Agreement); an option to acquire 100,000 shares of Common Stock under the 1998 Incentive Plan; an annual automobile allowance; and other compensation and benefits in effect from time to time for Ames' senior executive officers.

     During the term of the Lemire Agreement, Ames is required to provide a policy insuring the life of Mr. Lemire in the face amount of his base salary then in effect, and maintain a disability insurance policy that will pay him 60% of his base salary during any period of disability up to age 65.

     In the event that Ames terminates the employment of Mr. Lemire without Cause (as such term is defined in the Lemire Agreement), or if Mr. Lemire terminates his employment for Good Reason (as such term is defined in the Lemire Agreement), he would be entitled to (a) his base salary for the remaining term of the Lemire Agreement when it would otherwise be payable; (b) any annual bonus prorated to the effective date of termination; (c) immediate vesting of his stock options as of the date of termination; and (d) coverage under the Ames' medical plan for one year after the date of termination. If Mr. Lemire's employment is terminated by Ames for Cause, or if he terminates his employment without Good Reason, he shall receive no further compensation or other benefits under the Lemire Agreement except for any amounts to which he was entitled prorated to the effective date of termination. If Mr.Lemire terminates his employment upon a Change in Control of the Company (as such term is defined in the Continuity Plan referred to below or any successor or replacement plan), he will be entitled to the greater of the benefits provided by (x) the Continuity Plan (as defined below), and (y) any such successor or replacement plan and (z) the benefits provided by the Lemire Agreement.

     Ames is party to an employment agreement with Rolando de Aguiar dated as of March 23, 1999 and expiring May 31, 2003 (the "de Aguiar Agreement"), pursuant to which Mr. de Aguiar serves as Senior Executive Vice President and Chief Financial and Administrative Officer of Ames. Under the de Aguiar Agreement, Mr. de Aguiar is entitled to an initial base salary of $400,000 per year through March 31, 2002, and $500,000 thereafter; an annual bonus under Ames' Annual
Bonus Plan; a sign-on bonus of $75,000 payable at the end of the Term of Employment (as such term is defined in the de Aguiar Agreement); an option to acquire 75,000 shares of Common Stock under the 1998 Incentive Plan; an annual automobile allowance; and other compensation and benefits in effect from time to time for Ames' senior executive officers.

     During the term of the de Aguiar Agreement, Ames is required to provide a policy insuring the life of Mr. de Aguiar in the face amount of his base salary then in effect, and maintain a disability insurance policy that will pay Mr. de Aguiar 60% of his base salary during any period of disability up to age 65.

     In the event that Ames terminates the employment of Mr. de Aguiar without Cause (as such term is defined in the de Aguiar Agreement), or if Mr. de Aguiar terminates his employment for Good Reason (as such term is defined in the de Aguiar Agreement), he would be entitled to (a) his base salary for the remaining term of the de Aguiar Agreement when it would otherwise be payable; (b) any annual bonus prorated to the effective date of termination; (c) immediate vesting of his stock options as of the date of termination; and (d) coverage under Ames' medical plan for one year after the date of termination. If Mr. de Aguiar's employment is terminated by Ames for Cause, or if he terminates his employment without Good Reason, he shall receive no further compensation or other benefits under the de Aguiar Agreement except for any amounts to which he was entitled prorated to the effective date of termination. If Mr. de Aguiar terminates his employment upon a Change in Control of Ames (as such term is defined in the Continuity Plan referred to below or any successor or replacement plan), he will be entitled to the greater of the benefits provided by (x) the Continuity Plan, and (y) any such successor or replacement plan and (z) the benefits provided by the de Aguiar Agreement.

     Ames is party to an employment agreement with Grant C. Sanborn dated as of February 28, 2000 and expiring February 28, 2003 (the "Sanborn Agreement"), pursuant to which Mr. Sanborn serves as Executive Vice President, Operations of Ames. Under the Sanborn Agreement, Mr. Sanborn is entitled to a base salary of $300,000 per year; an annual bonus under Ames' Annual Bonus Plan; an option to acquire 25,000 shares of Common Stock under the 1998 Incentive Plan; a grant of 10,000 shares of restricted stock under the 1998 Incentive Plan; an annual automobile allowance; and other compensation and benefits in effect from time to time for Ames' senior executive officers.

     During the term of the Sanborn Agreement, Ames is required to provide a policy insuring the life of Mr. Sanborn in the face amount of his base salary then in effect, and maintain a disability insurance policy that will pay Mr. Sanborn 60% of his base salary during any period of disability up to age 65.

     In the event that Ames terminates the employment of Mr. Sanborn without Cause (as such term is defined in the Sanborn Agreement), or if Mr. Sanborn terminates his employment for Good Reason (as such term is defined in the Sanborn Agreement), he would be entitled to (a) his base salary for the remaining term of the Sanborn Agreement when it would otherwise be payable; (b) any annual bonus prorated to the effective date of termination; (c) immediate vesting of his stock options as of the date of termination; and (d) coverage under Ames' medical plan for one year after the date of termination. If Mr. Sanborn's employment is terminated by Ames for Cause, or if he terminates his employment without Good Reason, he shall receive no further compensation or other benefits under the Sanborn Agreement except for any amounts to which he was entitled prorated to the effective date of termination. If Mr. Sanborn terminates his employment upon a Change in Control of Ames (as such term is defined in the Continuity Plan referred to below or any successor or replacement plan), he will be entitled to the greater of the benefits provided by (x) the Continuity Plan, and (y) any such successor or replacement plan and (z) the benefits provided by the Sanborn Agreement.

Employment Agreement for Senior Vice Presidents

     Ames is party to an employment agreement with each of its Senior Vice Presidents (each such employment agreement, an "Employment Agreement"), each with a term of two years. Under each Employment Agreement, a Senior Vice President is entitled to a base salary; is eligible for an annual bonus under the Company's Annual Bonus Plan; is eligible for stock options, stock grants or other awards pursuant to the 1998 Incentive Plan; and receives an annual automobile allowance and other benefits in effect from time to time for Ames' Senior Vice Presidents.

     In the event that Ames terminates or fails to renew the employment of a Senior Vice President without Cause (as such term is defined in each Employment Agreement), the Senior Vice President would be entitled to receive as severance an amount equal to (a) his or her base salary for the greater of one year or the period until the end of the term of employment plus an amount equal to any bonus payment received in the preceding one year period pursuant to the Annual Bonus Plan and (b) continuation of coverage under Ames' medical plan for the greater of one year or the period until the end of the term of employment. If a Senior Vice President's employment is terminated by Ames for Cause, or if the officer terminates his or her employment, he or she shall receive no further compensation or other benefits under such Employment Agreement, except for any amounts that had vested under the terms of any benefit plan maintained by the Company. If a Senior Vice President terminates his or her employment upon a Change in Control of Ames (as such term is defined in each Employment Agreement), he or she will be entitled to participate in the Company's Key Employee Continuity Plan (or other successor or replacement plan).

Key Employee Continuity Benefit Plan

     Ames has a Key Employee Continuity Benefit Plan (the "Continuity Plan") that covers all officers (Vice President and above) and certain other employees of Ames. If the employment of any participant in the Continuity Plan is terminated by the Company other than for death, disability, Cause (as defined in the Continuity Plan) or by the participant for Good Reason (as defined in the Continuity Plan) within 18 months after a change of control of Ames, the participant will receive a lump sum cash severance payment. The severance payment is 2.99 times Base Compensation for the President and Executive Vice Presidents, 2 times Base Compensation for Senior Vice Presidents and selected Vice Presidents, and 1 times Base Compensation for other Vice Presidents. Base Compensation is defined generally as the sum of the participant's annual base compensation in effect immediately prior to the participant's termination plus one-third of the value of the cash and stock bonuses paid to the participant during the 36 months ending on the date of termination. For purposes of the Continuity Plan, a change of control includes, but is not limited to, the acquisition by any person of beneficial ownership of 20% or more of the Company's outstanding voting securities or the failure of the individuals who constituted the Board of Directors at the beginning of any period of 12 consecutive months to continue to constitute a majority of the Board during such period.


      Additional Information with Respect to Board of Directors Interlocks and Insider Participation in Compensation Decisions

     During fiscal year 1999, the Board of Directors had a Compensation Committee comprised of Messrs. Cohen (Chairman), Buxbaum and Pearlman, none of whom has served as an officer or employee of Ames or any of its subsidiaries.

     Joseph Ettore has been a member of the Board of Directors and an executive officer of Ames since June 1994. However, he did not participate as a Board member in Board deliberations in fiscal year 1999 relating to his own executive compensation.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that would otherwise incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee's Report on Executive Compensation and the Performance Graph that follow below shall not be incorporated by reference into any such filings.

          The Compensation Committee's Report on Executive Compensation

     The Compensation Committee of the Company's Board of Directors (the "Committee") is responsible for recommending to the full Board of Directors (the "Board") the compensation to be paid to the Company's principal executive officers, including the Chief Executive Officer ("CEO"), the persons to whom and the amount in which stock options should be granted by the Company under the Company's 1998 Incentive Plan and the 1994 Option Plan and the persons to whom shares of Restricted Stock should be awarded by the Company under the 1998 Incentive Plan and the 1995 Incentive Plan. As previously described, the Company currently has employment contracts with Joseph R. Ettore, CEO, Denis T. Lemire, President and Chief Operating Officer, Rolando de Aguiar, Senior Executive Vice President and Chief Financial and Administrative Officer, and Grant C. Sanborn, Executive Vice President, Operations. During March 1999, the Company entered into new employment agreements with Mr. Lemire and Mr. de Aguiar. During
February 2000, the Company entered into an employment agreement with Mr. Sanborn. Set forth below is a report submitted by the Committee regarding the compensation policies for fiscal year 1999, as they related to the Company's principal executive officers, including the CEO.

Compensation Policies

     In April of each year, the Committee reviews management's proposed annual salaries for principal executive officers for the remainder of the new fiscal year and the beginning of the next fiscal year. In determining whether to accept management's proposed salaries, or recommend different salaries, the Committee considers a number of factors, including but not limited to the following: (1) the Company's financial performance for the prior fiscal year, including whether the Company had a net profit or loss, the amount thereof, the reasons for such performance, and whether such performance was primarily a result of the executive officers' performance, or whether the performance might have related to unforeseen events or events not in the executives' control; and (2) the extent to which an executive officer achieved certain objectives in his or her area of primary responsibility that might have been set in the prior fiscal year, or otherwise made a significant contribution to the Company. The Committee believes that an important factor in attracting, motivating, and retaining key executive officers is to insure that the compensation paid to such individuals is competitive with that paid by comparable companies. In its review of management's proposed goals under the Annual Bonus Plan for a fiscal year, the Committee utilizes criteria similar to that used in reviewing annual salaries.

     In  considering  the grant of stock  options to  employees,  including  the
Company's principal executive officers, the Committee considers the responsibility level of the position, job performance and salary level, and reviews the long-term objectives of management and the Board.

Fiscal Year 1999 Executive Compensation

     Employing its compensation review factors described above, the Committee recommended to the Board that management's salary recommendations for its senior executives and the recommendations for eligible participants in, and the Company's goals for, the Annual Bonus Plan for the fiscal year ending January 29, 2000 be adopted.

     In accepting the salary recommendations for those executive officers who had served in the prior year, the Committee noted that management's recommended salaries were, for the principal executive officers, slightly higher in the aggregate than the previous year's salaries. The Committee specifically considered that the Company's core business experienced a 39% increase in net income from $34.5 million in fiscal year 1997 to $48.1 million in fiscal year 1998, and, in addition, continued to take extensive measures to enhance profitability in future years.

     The Committee approved the grants of stock options to certain members of management in fiscal year 1999 pursuant to the 1998 Incentive Plan, approved by stockholders in May 1998, and the 1994 Option Plan, approved by stockholders in June 1994. The purpose of the 1998 Incentive Plan and the 1994 Option Plan is to provide incentives to motivate highly competent persons as key employees of the Company by providing them the opportunity to acquire an ownership interest in the Company and thereby aligning the interests of such employees with those of its stockholders. Such options were granted during fiscal year 1999 with an exercise price equal to the market price of the Common Stock on the date of grant, so that individuals receiving such grants benefit only if stockholders benefit through appreciation in the post-grant value of Ames shares.


                                                     The Compensation Committee,

                                                     Alan Cohen, Chairman
                                                     Paul Buxbaum
                                                     Sidney S. Pearlman



                             Stock Performance Graph

     The following graph compares the changes in the cumulative total return on the Company's Common Stock with the cumulative total return of the NASDAQ Stock Market Index (U.S. Companies) and the cumulative total return of the NASDAQ Retail Stock Index during the preceding five fiscal years ended January 30, 1999. The comparison assumes $100 was invested on January 27, 1995 in the Company's Common Stock and in each of the foregoing indices.


                                          1/27/95  1/26/96  1/25/97  1/31/98 1/30/99  1/29/00
                                          -------  -------  -------  ---------------  -------
Ames Department Stores, Inc..............   $100     $56      $246     $555     $1,187  $948
CRSP Index for NASDAQ U.S. Companies.....   $100     $138     $182     $218     $341    $524
CRSP Index for NASDAQ Retail Companies...   $100     $110     $139     $161     $197    $158

                 Security Ownership of Certain Beneficial Owners

     Set forth below is certain information regarding the beneficial ownership of Ames' Common Stock by any person known by Ames to beneficially own more than 5% of the Common Stock. As used herein, "beneficial ownership" means the sole or shared power to vote or invest either Common Stock or warrants of Ames, or the right to acquire Common Stock or warrants within sixty days.

Name and Address of                                                                                              Percent
Beneficial Owner                                Amount and Nature of Beneficial Ownership                        Of Class
----------------                                -----------------------------------------                        --------

Fidelity Management &            Each of FMR Corp.,  Edward C.  Johnson 3d. and Abigail P. Johnson is the  (a)   11.356%
Research Company (FMR),          beneficial owner 3,308,720  shares of Common Stock. Of such shares,  FMR
   82 Devonshire Street          Corp.  has sole  voting  power with  respect to 499,300  shares and sole
   Boston, MA 02109              dispositive  power  with  respect  to  2,078,800  shares,  and Edward C.
                                 Johnson  3d.  has sole  dispositive  power  with  respect  to  1,568,400 shares.  FMR is the  beneficial  owner of  1,568,400  shares  of  Common
                                 Stock,  of which it has sole voting power with respect to 499,300 shares and sole  dispositive  power with  respect to 510,400  shares.  Fidelity
                                 International  Limited is the  beneficial  owner of 1,229,920  shares of
                                 Common  Stock and has sole  voting  power  with  respect  to all of such shares.

Gardner Lewis Asset              1,545,075 shares  beneficially  owned by Gardner Lewis Asset Management,  (b)   5.30%
Management, L.P.,                Inc.  ("Gardner  Lewis").  Gardner  Lewis  has sole  voting  power as to
   285 Wilmington West           1,431,600  shares,  shared  voting power as to 13,000  shares,  and sole
   Chester Pike, Chadds          dispositive power as to 1,545,075 shares.
   Ford, PA 19317

Putnam Investment                1,478,100 shares  beneficially  owned by Putnam  Investment  Management,  (c)   5.1%
Management, Inc.,                Inc. ("PIM"),  Putnam Investments,  Inc. ("PI"), and The Putnam Advisory
   One Post Office Square        Company,  Inc. ("PAC").  PI, PIM and PAC have shared  dispositive powers
   Boston, MA 02100              as to 1,478,100,  1,471,100 and 7,000 shares, respectively.  None of the companies have any voting power.
--------------------------------

(a)   Based on information contained in Amendment No. 2 to Schedule 13G filed on May 4, 2000 by FMR Corp., Edward C. Johnson 3d. and
      Abigail P. Johnson.
(b)   Based on information contained in Schedule 13G filed on February 11, 2000 by Gardner Lewis Asset Management, L.P.
(c)   Based on information contained in Schedule 13G filed on February 17, 2000 by Putnam Investments, Inc. on behalf of itself and:
      Marsh & McLennan Companies, Inc., Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc.

                        Security Ownership of Management

     As of April 1, 2000, Ames' directors and officers as a group were beneficial owners of 1,212,389 shares of its Common Stock. As used herein, "beneficial ownership" means the sole or shared power to vote or invest either Common Stock or warrants of Ames, or the right to acquire Common Stock or warrants within sixty days.

     Ames is not aware of any arrangements, including any pledge by any person of securities of Ames, which may at a subsequent date result in a change of control of Ames.

     Listed below are the number of shares of Common Stock beneficially owned by the named executive officers (those listed in the Summary Compensation Table) and all executive officers as a group as of April 1, 2000:

                                                                                              Total
                                                                                            Shares of
                                                  Shares of           Exercisable          Common Stock         Percent
                                                 Common Stock            Stock             Beneficially           of
Name of Beneficial Owner                          Owned (a)           Options (b)             Owned              Class
------------------------                          ---------           -----------             -----              -----

J. Ettore                                           290,200             70,000                360,200             1.2%
R. de Aguiar                                         35,000             43,750                 78,750               *
D. Lemire                                            99,000             80,000                179,000               *
D. Lissy                                             44,264              2,500                 46,764               *
A. Petrillo                                          35,300              2,500                 37,800               *
All executive officers
     as a group                                     779,255            234,550              1,013,805             3.5%

         (a)      The shares listed include  220,000 shares of outstanding  Restricted  Stock awarded under the 1998 Incentive
                  Plan and 35,000 shares under the 1995 Incentive  Plan.  With the exception of 45,000 shares that vest on the third anniversary of the date of grant, these shares vest 50% each on the fourth and fifth  anniversaries of the date of grant.  Except as noted in the  following  sentence,  each named  executive  has sole voting and investment  power in the shares listed.  Mr. Lemire holds 40,000 of his shares jointly with his wife and Mr.
                  Lissy holds 29,264 of his shares jointly with his wife.

         (b)      Represents  shares of Common Stock that may be acquired within 60 days through the exercise of stock options under the 1994 Option Plan and 1998 Incentive Plan.

         *        Percentage is less than 1%

                     Transactions with Management and Others

     Mr. Ettore's brother-in-law is principal and partner of Tri-Star Connection, Inc., a supplier to the Company. The Company did business with Tri-Star prior to Mr. Ettore's joining the Company. In fiscal year 1999, in the normal course of business, the company purchased approximately $1.3 million of merchandise from Tri-Star Connection, Inc.

     Since 1996, Mr. Buxbaum has owned a 50% equity interest in Dealco, Inc., an entity that has assisted Ames in identifying opportunities for closeout and other off price purchases. In fiscal year 1999, Ames paid approximately $304,000 to Dealco, Inc. for direct purchases.

     As of April 1, 2000, the Company had the following outstanding loans with certain officers:

                                                                                 Principal
                                                                  Date of      Balance as of     Interest
      Officer                                                       Loan       April 1, 2000       Rate
      -------                                                       ----       -------------       ----
      Grant Sanborn, Executive Vice President, Operations         3/13/98           $111,484        5.51%
      Eugene Bankers, Senior Vice President, Marketing             4/9/99           $182,637        5.21%
      David    Lissy,    Senior   Vice    President,    General
      Rolando    de    Aguiar,     Senior     Executive    Vice
           Loan 1                                                  6/4/99            $51,325        5.30%
           Loan 2                                                  9/3/99            $41,102        5.89%

     To the knowledge of Ames, there were no other related transactions or business relationships with directors or executive officers of Ames during fiscal year 1999, or any currently proposed, that would require disclosure.

      Compliance with Section 16 (a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Ames' officers and directors and persons, who own more than ten percent of Ames' Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Additionally, Item 405 of Regulation S-K under the Exchange Act requires Ames to identify in its proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years.

     To the knowledge of Ames, there were no director or officer reporting delinquencies, except for a filing of Form 3 by Catherine Berey regarding her initial statement of beneficial ownership and Form 4 filings by Sanford Sansavera and Francis Basile. Mr. Basile disposed of Common Stock shares and converted options to Common Stock. Mr. Sansavera converted options to Common Stock.


                  Changes in and Disagreements with Accountants

     There were no changes in or disagreements with the Company's outside accountants on accounting and financial disclosure matters during fiscal years 1999 and 1998.

                RATIFICATION OF THE ASSOCIATE STOCK PURCHASE PLAN
                                (Proposal No. 2)

     Our Board of Directors has adopted an employee stock purchase plan. The stock purchase plan is intended to be qualified under Internal Revenue Code
Section 423. If a plan is qualified under Section 423, our Associates (as such term is defined in the Associate Stock Purchase Plan) who participate in the plan enjoy certain tax advantages, as described below. In order for the plan to be qualified, our stockholders must approve the plan. The following discussion is qualified in its entirety by reference to the text of the proposed plan, a copy of which is attached to this proxy statement as Annex A.

     The stock purchase plan allows our Associates to purchase our common stock at a discount, without being subject to tax on the discount until they sell the stock, and without having to pay any brokerage commissions with respect to the purchases. We plan to implement the stock purchase plan on October 1, 2000, provided we receive stockholder approval.

     The purpose of the stock purchase plan is to encourage the purchase of common stock by our Associates, to provide Associates with a personal stake in Ames and to help us retain our Associates.

     The stock purchase plan will be administered by our Board of Directors, by the Compensation Committee of the Board of Directors, or by their designated representatives.

Description of the Stock Purchase Plan

     The stock purchase plan provides Associates with the right to purchase shares of our common stock through after-tax payroll deduction. A total of 300,000 shares of our common stock will be available for purchase under the stock purchase plan, subject to adjustment in the number and price of shares available for purchase in the event the outstanding shares of common stock are increased or decreased through stock dividends, recapitalizations, reorganizations or similar changes.

     The stock purchase plan will be administered by our Board of Directors, which may delegate responsibility for administration to the Compensation Committee of the Board or to designated representatives. Subject to the terms of the stock purchase plan, the Board or the Committee has authority to interpret, amend and/or terminate the stock purchase plan, and to prescribe, amend and rescind rules and regulations relating to it and make all other determinations deemed necessary or advisable in administering the stock purchase plan.

     An Associate is eligible to participate in the stock purchase plan if he or she is employed on the first trading day of an offering period and worked at least 20 hours per week in the immediately preceding Purchase Period, and at least five months out of the previous twelve. As of April 1, 2000 approximately 19,500 Associates, including our executive officers, would have been eligible to participate in the stock purchase plan.

     Any Associate who, after purchasing our common stock under the stock purchase plan, would own 5% or more of the total combined voting power or value of all classes of our stock or any subsidiary corporation is not eligible to participate. Ownership of stock is determined in accordance with the provisions of Section 424(d) of the Internal Revenue Code. In addition, an Associate is not permitted to purchase more than 500 shares of stock in an offering period or stock worth more than $25,000 in fair market value for each calendar year.

     Stock will be available to be purchased every six months. Eligible employees may elect to participate in the stock purchase plan during an offering period which starts on each April 1 and October 1 and ends on each March 31 and September 30, respectively. The Board or the Committee has the authority to extend or reduce offering periods or to make additional offering periods available, provided that no offering period may exceed twenty-seven (27) months. Shares of common stock will be deemed to have been purchased on March 31 or November 30, as applicable. The purchase price per share will be 85 percent of the lesser of:

     - the fair market value per share of our common stock as of the commencement date of the offering period, on April 1 or October
        1, as applicable; or
     - the fair market value per share of our common stock as of the closing date of the offering period, on March 31 or November
        30, as applicable.

     If any of these dates is not a trading day, then fair market value will be determined on the next trading day after such date.

     An eligible Associate who wishes to participate in the stock purchase plan must file an enrollment agreement authorizing payroll deductions with the designated representative of the Board or Committee prior to the applicable
April 1 or October 1. Each participant will have after-tax payroll deductions made from his or her compensation on each regular payday during the time he or she is a participant in the stock purchase plan. All payroll deductions will be credited to the participant's account under the stock purchase plan. A participant may discontinue his or her participation in the stock purchase plan at any time. A participant's enrollment agreement shall remain in effect for successive offering periods unless otherwise terminated.

     If the total number of shares of common stock for which purchase rights are exercised at the end of an offering period exceeds the maximum number of shares of common stock available, the Board or Committee will make a pro rata allocation of shares available for delivery and distribution. The unapplied account balances will be credited to participants' accounts for the next succeeding offering or, at the participant's election, returned to the participant, without interest, as soon as practicable following the end of the offering period.

     A participant may elect to withdraw all, but not less than all, of the balance credited to the participant's account by filing a termination form with the designated representative at any time before the end of the offering period. All amounts credited to such participant's account shall be paid, without interest, as soon as practicable following receipt of the participant's termination form, and no further payroll deductions will be made with respect to the participant.

     If a participant's employment terminates for any reason other than death, all amounts credited to such participant's account will be returned to the participant. If a participant's employment terminates due to death or the participant dies after termination of employment but before the participant's account has been returned, all amounts credited to such participant's account will be returned to the participant's successor-in-interest.

     All funds held or received by us under the stock purchase plan may be used for any corporate purpose until applied to the purchase of shares of our common stock or refunded to Associates and will not be segregated from our general assets. Shares of our common stock purchased under the stock purchase plan will be issued from our authorized but unissued shares.

     An Associate's rights under the stock purchase plan belong to the Associate alone and may not be transferred or assigned to any other person during the Associate's lifetime.

Federal income tax consequences relating to the stock purchase plan

     The stock purchase plan is not qualified under Section 401(a) of the Internal Revenue Code. We generally will not be entitled to a deduction with respect to stock purchased under the stock purchase plan, unless the stock is disposed of less than one year after it is purchased by the Associate, or less than two years after the start of the offering period pursuant to which the stock was purchased.

     The stock purchase plan is intended to comply with Sections 421 and 423 of the Internal Revenue Code. Under those provisions, generally, no income will be taxable to the participants at the time options are issued under the plan or at the time stock is purchased under the plan. However, a participant may become liable for tax upon the disposition of shares acquired under the stock purchase plan (or if he or she dies while holding such shares), and the tax consequences will depend upon how long the participant has held the stock prior to disposition.

     Upon a disposition of shares (including transfer by gift), the participant will receive compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of:

     - the excess of the purchase price over the fair market value of the shares at the beginning of the offering period, or
     - the excess over the purchase price of (a) the amount actually received for the shares if sold or exchanged or (b) the fair market value of the shares on the date of any other termination of his or her ownership (such as by gift).

     The amount of such ordinary income is then added to the participant's basis in his or her shares for purposes of determining capital gain or loss. This tax treatment only applies if the following holding period requirement is satisfied:

     - the participant does not dispose of the shares for at least one year after the date of purchase, and
     - the participant does not dispose of the shares for at least two years after the beginning of the offering period during which the shares were purchased.

     If a participant disposes of shares of common stock purchased under the stock purchase plan before the holding period is satisfied, he or she will receive compensation taxable as ordinary income in the amount of the difference between the amount paid for the shares and the fair market value of the shares at the time of purchase, even if there is no gain realized on the disposition. If the shares are sold or exchanged, the amount of such ordinary income is added to the participant's basis in his or her shares for purposes of determining capital gain or loss. In the event of this kind of early disposition, we will be allowed a deduction for our federal income taxes equal to the amount of ordinary income realized by the participant.

     If a participant dies before disposing of the shares purchased under the stock purchase plan, he or she will be deemed to have realized compensation income taxable as ordinary income in the taxable year closing with his or her death in an amount equal to the lesser of:

     - the excess of the purchase price over the fair market value of the shares at the beginning of the offering period, or
     - the excess over the purchase price of the fair market value of the shares on the date of death.

     The participant is deemed not to have realized any capital gain or loss because of death, and we will receive no deduction.

     The Board or the Committee has the right to amend, modify or terminate the stock purchase plan at any time without notice, provided that upon any termination, all shares or unapplied payroll deductions will be distributed to participants, and provided further, that no amendment will affect the right of a participant to receive his or her proportionate interest in the shares or unapplied payroll deductions. Upon any amendment of the stock purchase plan, stockholder approval will be obtained if required by law.

     The above description is a partial summary of material provisions of our stock purchase plan. This summary is qualified in its entirety by reference to the full text of the plan which appears as Annex A attached to this proxy statement.

     The Board of Directors unanimously recommends a vote FOR approval of the Associate Stock Purchase Plan as described in this proposal No. 2. Your proxy will be so voted unless you specify otherwise.


  RATIFICATION OF AMENDMENT AND RESTATEMENT OF 1998 MANAGEMENT STOCK INCENTIVE
                                      PLAN
                                (Proposal No. 3)

     Our Board of Directors has approved an amendment and restatement of the 1998 Management Stock Incentive Plan (as amended and restated, the "1998 Incentive Plan"), to be effective upon approval by the Company's stockholders, to increase the number of shares reserved for issuance under the 1998 Incentive Plan from 1,800,000 to 3,800,000 and to increase the maximum number of shares that could be issued to one person under the 1998 Incentive Plan from 300,000 to 600,000.

     The following summary of the 1998 Incentive Plan, as amended and restated, is not intended to be complete and is qualified in its entirety by reference to the 1998 Incentive Plan, a copy of which is attached as Annex B to this proxy statement.

     Shares Available. The 1998 Incentive Plan provides for the grant of any or all of the following types of benefits: 1) stock options including incentive stock options and non-qualified stock options; 2) stock awards, including restricted stock; 3) performance awards; and 4) stock units (collectively, "Awards") and currently makes available for Awards an aggregate amount of 1,800,000 shares of Common Stock, subject to certain adjustments. As of April 1, 2000, 396,848 shares remained available for grants under the 1998 Incentive Plan. The Board of Directors has approved an amendment and restatement of the 1998 Incentive Plan to increase the number of shares of Common Stock available for Awards under the 1998 Incentive Plan to 3,800,000. The Board of Directors believes that stock options are important to attract and to encourage the continued employment and service of officers, key employees and other key individuals by facilitating their purchase of an equity interest in the Company. In order to ensure that there are adequate shares of Common Stock available for future grants to support broad-based participation, the Board of Directors believes that the number of shares of Common Stock available for Awards under the 1998 Incentive Plan should be increased to 3,800,000.

     Currently under the 1998 Incentive Plan, the maximum number of shares of Common Stock with respect to which Awards may be granted (or measured) to any individual participant may not exceed 300,000. The proposed amendment and restatement of the 1998 Incentive Plan would increase to 600,000 the maximum number of shares underlying options awarded to any individual. Any shares of Common Stock subject to a stock option which for any reason is cancelled or terminated without having been exercised, and subject to limited exceptions, any shares subject to stock awards, performance awards or stock units which are forfeited, any shares subject to performance awards settled in cash or any shares delivered to the Company as part or full payment for the exercise of a stock option shall again be available for Awards under the 1998 Incentive Plan.

     Administration. The 1998 Incentive Plan provides for administration by a committee (the "Administration Committee") appointed by the Board of Directors from among its members (which will be the Committee), which shall be, unless otherwise determined by the Board of Directors, comprised solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule l6b-3 (b) (3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The Administration Committee is authorized, subject to the provisions of the 1998 Incentive Plan, to establish such rules and regulations as it deems necessary for the proper administration of the 1998 Incentive Plan and to make such determinations and interpretations and to take such action in connection with the 1998 Incentive Plan and any Awards granted thereunder as it deems necessary or advisable. Thus, among the Administration Committee's powers are the authority to select officers and other key employees of the Company and its subsidiaries to receive Awards, and determine the form, amount and other terms and conditions of Awards. The Administration Committee also has the power to modify or waive restrictions on Awards, to amend Awards and to grant extensions and accelerations of Awards.

     Eligibility for Participation. Key employees of the Company or any of its subsidiaries are eligible to participate in the 1998 Incentive Plan. The selection of participants from eligible key employees is within the discretion of the Administration Committee. All employees are currently eligible to participate in the 1998 Incentive Plan.

     Types of Awards. The 1998 Incentive Plan provides for the grant of any or all types of Awards. Awards may be granted singly, in combination, or in tandem as determined by the Administration Committee. Stock awards, performance awards and stock units may, as determined by the Administration Committee in its discretion, constitute Performance-Based Awards, as described below.

     Stock Options. Under the 1998 Incentive Plan, the Administration Committee may grant awards in the form of options to purchase shares of Common Stock. Options may be either incentive stock options, qualifying for special tax treatment, or non-qualified options. The Administration Committee will determine, with regard to each stock option, the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock on the date the stock option is granted. In the case of incentive stock options granted to any holder of capital stock of the Company (or any subsidiary or parent corporation) representing 10% or more of the voting power of the Company (or any subsidiary or parent corporation), the exercise price shall not be less than 110% of the fair market value of the Common Stock on the date the stock option is granted and the exercise of such option will be prohibited after the expiration of five years from the date of grant. The exercise price may be paid in cash or, in the discretion of the Administration Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which a stock option is exercisable, or by a combination of these methods. In the discretion of the Administration Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The Administration Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 1998 Incentive Plan. In determining which methods a participant may utilize to pay the exercise price, the Administration Committee may consider such factors as it determines are appropriate.

     Stock Awards. The 1998 Incentive Plan authorizes the Administration Committee to grant awards in the form of restricted or unrestricted shares of Common Stock ("Stock Awards"). Such awards will be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Administration Committee deems appropriate including, but not by way of limitation, restrictions on transferability, continued employment and performance goals established by the Administration Committee over a designated period of time.

     Performance Awards. The 1998 Incentive Plan allows for the grant of performance awards which may take the form of shares of Common Stock or Stock Units, or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment over a period to be determined by the Administration Committee of certain performance goals. The length of the performance period, the performance goals to be achieved and the measure of whether and to what degree such goals have been achieved will be determined by the Administration Committee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the Administration Committee. The participant may elect to defer, or the Administration Committee may require the deferral of, the receipt of performance awards upon such terms as the Administration Committee deems appropriate.

     Stock Units. The Administration Committee may, in its discretion, grant Stock Units to participants. A "Stock Unit" means a notional account representing one share of Common Stock. The Administration Committee determines the criteria for the vesting of Stock Units and whether a participant granted a Stock Unit shall be entitled to Dividend Equivalent Rights (as defined in the 1998 Incentive Plan). Upon vesting of a Stock Unit, unless the Administration Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment, shares of Common Stock representing the Stock Units will be distributed to the participant unless the Administration Committee, with the consent of the participant, provides for the payment of the Stock Units in cash, or partly in cash and partly in shares of Common Stock, equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

     Performance-based Awards. Certain Awards granted under the 1998 Incentive Plan may be granted in a manner such that the compensation attributable to such Award qualifies for the performance-based compensation exemption to Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Administration Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards will be based upon one of more of the following factors: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or corporate financial goals, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, economic value-added models and comparisons with various stock market indices, reductions in costs, or any combination of the foregoing.

     With respect to Performance-Based Awards, the Administration Committee shall establish in writing, (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed). No Performance-Based Award shall be payable to, or vest with respect to, as the case may be, any participant for a given period until the Administration Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

     Other Terms of Awards. The 1998 Incentive Plan provides that Awards shall not be transferable other than by will or the laws of descent and distribution. The Administration Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Notwithstanding the foregoing, other than with respect to incentive stock options, the Administration Committee may permit the transferability of an award by a participant to members of the participant's immediate family or trusts for the benefit of such person or family partnerships. Upon the grant of any Award under the 1998 Incentive Plan, the Administration Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Award as are not inconsistent with the 1998 Incentive Plan. No Award shall be granted under the 1998 Incentive Plan after February 20, 2008. The Board of Directors reserves the right to amend, suspend or terminate the 1998 Incentive Plan at any time, subject to the rights of participants with respect to any outstanding Awards.

     The 1998 Incentive Plan contains provisions for equitable adjustment of Awards in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company.

     Certain Federal Income Tax Consequences. The statements in the following paragraphs regarding the principal federal income tax consequences of Awards under the 1998 Incentive Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex and the discussion below represents only a general summary.

     Incentive Stock Options. Incentive stock options ("ISOs") granted under the 1998 Incentive Plan are intended to meet the definitional requirements of
Section 422(b) of the Code for "incentive stock options."

     An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply).

     Further, if after exercising an ISO, an employee disposes of the Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period - thereby making a "disqualifying disposition" - the employee would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held such shares as a capital asset at such time). If an employee exercises an ISO before these requisite periods, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options."

     An employee who exercises an ISO by delivering Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares.

     The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

     Non-Qualified Stock Options. Non-qualified stock options ("NSOs") granted under the 1998 Incentive Plan are options that do not qualify as ISOs. An employee who receives an NSO will not recognize any taxable income upon the grant of such NSO. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of (i) the fair market value of the shares of Common Stock at the time of exercise over (ii) the exercise price.

     As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (generally for up to six months following the exercise of an NSO (i.e., the "Deferral Period")) for any individual who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company. Absent a Section 83(b) election (as described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

     The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NSO will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an NSO, the Company may satisfy the liability in whole or in part by withholding shares of Common Stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

     A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income included by the individual with respect to his or her NSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

     If an individual exercises an NSO by delivering shares of Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

     Other Awards. With respect to other Awards under the 1998 Incentive Plan that are settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received.

     With respect to Awards under the 1998 Incentive Plan that are settled in shares of Common Stock that are restricted to transferability or subject to a substantial risk of forfeiture - absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election") - an individual will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the "Restrictions") lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such award, if any.

     The ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the 1998 Incentive Plan will be subject to both wage withholding and other employment taxes.

     The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

     Dividends and Dividend Equivalents. To the extent Awards under the 1998 Incentive Plan earn dividend or dividend equivalents, whether paid currently or credited to an account established under the 1998 Incentive Plan, an individual generally will recognize ordinary income with respect to such dividend or dividend equivalents.

     Change in Control. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the 1998 Incentive Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

     Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that Stock Options and Performance-Based Awards granted under the 1998 Incentive Plan should qualify for the performance-based compensation exception to Section 162(m).

     The Board of Directors unanimously recommends a vote FOR the adoption of the amended and restated 1998 Incentive Plan. Your proxy will be so voted unless you specify otherwise.




               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (Proposal No. 4)

     Upon recommendation of the Audit Committee, the Board of Directors has selected Arthur Andersen LLP, independent public accountants, as auditors of the Company for the fiscal year ending February 03, 2001, subject to ratification by stockholders at the Annual Meeting. It is intended that, unless otherwise directed by the stockholders, proxies will be voted for the ratification and approval of this appointment. A member of the firm of Arthur Andersen LLP will be present at the meeting to make such statements as that firm may desire and to answer questions by stockholders.

     The Board of Directors unanimously recommends a vote FOR the appointment of the named auditors. Your proxy will be so voted unless you specify otherwise.


                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 annual meeting of stockholders, stockholder proposals which are intended to be presented at the meeting must be received at the principal executive offices of the Company, marked for the attention of the Secretary, on or before January 15, 2001. Under the Company's By-laws, notice of any other matter intended to be presented by a stockholder for action at the 2001 annual meeting of stockholders must be addressed to the principal executive offices of the Company, marked for the attention of the Secretary, and must contain the information required by the By-laws. The notice must be received at the principal executive offices during the period from March 23, 2001 through April 22, 2001, unless the 2001 annual meeting of stockholders is called for a date prior to May 22, 2001 or subsequent to August 20, 2001, in which case, notice must be received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (i) the sixtieth day prior to such annual meeting and (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

     If a stockholder wishes to present a proposal for consideration at the 2001 annual meeting of stockholders without having such matter included in the Company's proxy statement and form of proxy relating to such annual meeting, but does not give the Company notice of such matter by April 2, 2001, then the proxies solicited by the Board of Directors for such annual meeting may confer discretionary authority on the persons holding such proxies to vote on such matter in accordance with their judgment. Any proposals, referred to above, should be submitted to the attention of David H. Lissy, Secretary, Ames Department Stores, Inc., 2418 Main Street, Rocky Hill, CT 06067-2598.

                         FORM 10-K OR QUARTERLY REPORTS

     To receive, without charge, additional financial information as reported in the Company's fiscal year 1999 annual report on Form 10-K, please write to Carolyn M. Skahill, Investor Relations Department, Ames Department Stores, Inc., MS # 1030, 2418 Main Street, Rocky Hill, CT 06067-2598.

                            EXPENSES OF SOLICITATION

     The expenses of solicitation of proxies hereunder will be paid by the Company. Proxies will be solicited by mail. They may also be solicited by directors, officers and employees of the Company (personally, by mail or telephone), but such persons will not be specifically compensated for such services. The Company will reimburse banks, brokers, nominees and other custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding the proxy soliciting materials to their principals.

                                  OTHER MATTERS

     The Board of Directors does not intend to present any other business at the meeting and knows of no other matter which will be properly presented. If, however, any other matter calling for a vote of stockholders is properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

                                              By order of the Board of Directors



May 15, 2000                                                  David H. Lissy,
                                                                   Secretary







                                                                         Annex A



                          AMES DEPARTMENT STORES, INC.

                          ASSOCIATE STOCK PURCHASE PLAN

     1. Purpose. The purpose of the Ames Department Stores, Inc., Associate Stock Purchase Plan (the "Plan") is to provide employees of the Company and its Participating Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated after-tax payroll deductions. The Company intends for the Plan to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to meet the requirements of that section of the Code. The Company does not intend for the Plan to qualify under Section 401(a) of the Code or the Employee Retirement Income Security Act of 1974, as amended.

     2. Definitions.
     (a) "Account" shall mean the Participant accounts established under the Plan pursuant to Section 7 hereof.
     (b) "Associate" shall mean any individual who is an employee of the Company for federal employment tax purposes as of the Enrollment Date, and who worked at least twenty hours per week in the preceding Purchase Period and five months in the previous twelve. For purposes of the Plan, the employment relationship shall be treated as continuing while an individual is on a Company approved leave of absence. Where the period of leave exceeds 90 days and an individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.
     (c) "Board" shall mean the Board of Directors of the Company.
     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.
     (e) "Committee" shall mean the Compensation Committee of the Board.
     (f) "Common Stock" shall mean the common stock of the Company, par value $.01.
     (g)  "Company"   shall  mean  Ames   Department   Stores,   Inc.,  and  any
        Participating Subsidiary of the Company.
     (h) "Compensation" shall mean all base salary, straight time gross earnings, commissions, overtime, and shift premiums, but exclusive of any other compensation.
     (i) "Enrollment Date" shall mean the first Trading Day of each Purchase Period.
     (j)  "Exercise  Date"  shall  mean the last  Trading  Day of each  Purchase
        Period.
     (k) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:
        (1) If the Common Stock is listed on an established stock exchange or a national market system, including without limitation the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
        (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
        (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.
     (l) "Option" shall mean an option to purchase Common Stock granted to a Participant, pursuant to Section 8 of the Plan.
     (m) "Participant" shall mean an Employee who has met, and continues to meet, the requirements of Sections 3 and 5 of the Plan.
     (n) "Participating Subsidiary" shall mean any Subsidiary of the Company which has been designated, on Exhibit C hereto, by the Committee from time to time in its sole discretion as eligible to participate in the Plan, including, as of the Effective Date, Ames Merchandising Corporation.
     (o) "Plan" shall mean the Ames Department Stores, Inc. Associate Stock Purchase Plan.
     (p) "Purchase Period" shall mean the period of six (6) months beginning each April 1 and October 1, or such other period as determined by the Committee, not to exceed twenty-seven (27) months. The first Purchase Period under the Plan shall commence on October 1, 2000.
     (q) "Purchase Price" shall mean eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Committee in its sole discretion.
     (r) "Reserves" shall mean the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under Option.
     (s) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
     (t) "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

     3. Eligibility.
     (a) Any Associate, as defined under section 2(b), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan, provided that such Associate shall have met the definition of Associate during the immediately preceding Purchase Period.
     (b) Any provisions of the Plan to the contrary notwithstanding, no Participant shall be granted an Option under the Plan to the extent that: (i) immediately after the grant, such Participant (or any other person whose stock would be attributed to such Participant pursuant to
        Section 424(d) of the Code) would own capital stock of the Company or a Subsidiary, and/or hold outstanding options to purchase such stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Purchase Periods. The Plan shall be implemented by the commencement of a Purchase Period on the first Trading Day of the calendar quarter beginning on or after the Effective Date, with a new Purchase Period commencing on the first Trading Day on or after April 1 and October 1 of each year, or on such other date as the Committee shall
        determine,   and  continuing  thereafter  until terminated in accordance with Section 19 hereof. The Committee shall have the power to change the duration of Purchase Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Purchase Period to be affected thereafter.

     5. Participation. An eligible Associate may become a Participant in the Plan by completing an Enrollment Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's designated representative prior to the applicable Enrollment Date. Associates shall be enrolled as soon as practicable following the receipt of the completed Enrollment Agreement.

     6. Payroll Deductions.
     (a) At the time a Participant files his or her Enrollment Agreement, he or she shall elect to have payroll deductions made on each pay day during the Purchase Period, in whole percentages, in an amount not exceeding ten percent (10%), or such other percentage or dollar amount as the Committee may determine from time to time, of the Compensation which the Participant receives on each pay day during the Purchase Period.
     (b) Payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Purchase Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in
        Section 10 hereof.
     (c) All Participant payroll deductions shall be credited to his or her Account under the Plan and shall be withheld in whole percentages only. A Participant may not make any additional payments into such account.
     (d) A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof. A Participant's Enrollment Agreement shall remain in effect for successive Purchase Periods unless terminated as provided in Section 10 hereof. A Participant may re-enroll for subsequent Purchase Periods by completing or filing with the Company a new Enrollment Agreement.
     (e) Notwithstanding  the foregoing,  to the extent necessary to comply with
        Section 423 of the Code and Section 3(b) of the Plan, the Company may decrease a Participant's payroll deductions to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such Participant's Enrollment Agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 hereof.
     (f) At the time the Option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's Federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Associate.

     7. Accounts.
     (a) The Committee shall cause to be maintained a separate Account for each Participant to record the amount of payroll deductions, the Purchase Price for shares acquired under the Plan and the number of shares credited to such Participant.
     (b) No interest or other earnings shall be credited to any Account or contributions under the Plan.
     (c) The Committee shall select a broker ("Broker") who shall hold and act as custodian of shares purchased pursuant to the Plan. Absent instructions to the contrary from a Participant, certificates for shares purchased will not be issued by the Broker to a participant.
     (d) Participants shall direct the Broker as to how to vote the full shares credited to their Account.
     (e) Cash dividends paid on shares credited to a Participant's Account shall
        be  automatically   reinvested  in  additional   shares  at  no  charge
        to the Participant. Cash dividends will be paid directly to any Participant if such participant has had the shares registered in his or her name.

     8. Grant of Option. On the Enrollment Date of each Purchase Period, each Participant who is eligible to participate in the Purchase Period shall be granted an Option to purchase on each Exercise Date during such Purchase Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Associate's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Associate be permitted to purchase more than 500 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 18 hereof) during each Purchase Period, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 11 hereof. The Committee may, in its absolute discretion, increase or decrease the maximum number of shares of the Company's Common Stock an Associate may purchase during each Purchase Period for any future Purchase Periods. Exercise of the Option shall occur as provided in Section 9 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Purchase Period.

     9. Exercise of Option.
     (a) Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her Option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her Account. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's Account which are not sufficient to purchase a full share, and any other monies left over in a participant's Account after the Exercise Date, shall be retained in the Participant's account for the subsequent Purchase Period. During a Participant's lifetime, a Participant's Option to purchase shares hereunder is exercisable only by him or her.
     (b) If the Committee determines that, on a given Exercise Date, the number of shares with respect to which Options are to be exercised may exceed the number of shares of Common Stock that were available for issuance under the Plan (i) on the Enrollment Date of the applicable Purchase Period, or (ii) on such Exercise Date, the Committee may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options under the Plan to purchase Common Stock on such Exercise Date, and continue all Purchase Periods then in effect, or terminate any or all Purchase Periods then in effect pursuant to Section 19 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Purchase Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date.

     10. Withdrawal.
     (a) A Participant may withdraw all but not less than all of the payroll deductions credited to his or her Account and not yet used to exercise his or her Option under the Plan at any time prior to an Exercise Date by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his or her Account shall be paid to such Participant as soon as practicable after receipt of notice of withdrawal and such Participant's Option for the Purchase Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Purchase Period. If a Participant withdraws from an Purchase Period, payroll deductions shall not resume at the beginning of any succeeding Purchase Period unless the Participant delivers to the Company a new Enrollment Agreement.
     (b) A Participant's withdrawal from an Purchase Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Purchase Periods which commence after the termination of the Purchase Period from which the Participant withdrew.

     11. Termination of Employment. Upon a Participant's ceasing to be an Associate, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's Account during the Purchase Period but not yet used to exercise the Option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Sections 14 or 15 hereof, and such Participant's Option shall be automatically terminated.

     12. Stock.
     (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for issuance under the Plan shall be three hundred thousand (300,000) shares.
     (b) Participants shall have no interest or voting rights in shares covered by their Options until such Options are exercised.
     (c) Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse.

     13. Administration.
     (a) The Plan shall be administered by the Committee. In the event that the Board has no Committee, then the Board shall act as the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties.
     (b) The Committee shall have the authority to delegate any of its responsibilities under the Plan to management of the Company and agents that it deems necessary or desirable to retain for the operation and administration of the Plan.

     14. Designation of Beneficiary. Each Participant shall designate a person or persons to receive the value of his or her Account under the Plan in the event of the Participant's death, in the form of Exhibit A to the Plan. A Participant may, by written notice to the Committee during employment, alter or revoke such designation, subject to any applicable law governing the designation of beneficiaries. Such written notice shall be in the form of Exhibit A to the Plan. If upon the death of a Participant, the Participant has not designated a beneficiary under the Plan or if a designated beneficiary does not survive the Participant, shares and/or cash representing the value of the Participant's Account under the Plan shall be paid to the Participant's estate.

     15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Purchase Period in accordance with
Section 10 hereof.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions from its general corporate assets.

     17. Reports. Individual Accounts shall be maintained for each participant in the Plan. Statements of Account shall be given to participating Associates at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price and number of shares purchased on behalf of the Participant, and, if any, the remaining cash balance.

     18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.
     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each Participant may purchase during each Purchase Period, as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."
        Such  adjustment  shall  be  made  by  the  Committee,   whose
        determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made, with respect to the number or price of shares of Common Stock subject to an Option.
     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Purchase Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee. The Committee shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Purchase Period as provided in Section 10 hereof.
     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed by, or an equivalent option substituted by, the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date, upon which any Purchase Periods then in progress shall end. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Purchase Period as provided in
        Section 10 hereof.

     19. Amendment or Termination.
     (a) The Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that any Purchase Period may be terminated by the Committee on any Exercise Date if the Committee determines that the termination of the Purchase Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19 hereof, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval of any amendment to the Plan in such a manner and to such a degree as required.
     (b)  Without   stockholder  consent  and  without  regard  to  whether  any
        Participant rights may be considered to have been "adversely affected," the Committee shall be entitled to change the Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion are advisable and which are consistent with the Plan.
     (c) In the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
        (1) altering the Purchase Price for any Purchase Period including a Purchase Period underway at the time of the change in Purchase Price;
        (2) shortening any Purchase Period so that Purchase Period ends on a New Exercise Date, including a Purchase Period underway at the time of the Board action; and
        (3) allocating shares. Such modifications or amendments shall not require stockholder approval or the consent of any Participants.

     20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation: (i) the Securities Act of 1933, as amended, (ii) the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and (iii) the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. Term of Plan. The Plan shall be effective as of July 1, 2000, (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date. This Plan shall terminate on June 30, 2010, unless sooner terminated under Section 19 hereof.

                                    EXHIBIT A
                          AMES DEPARTMENT STORES, INC.
                          ASSOCIATE STOCK PURCHASE PLAN
                              ENROLLMENT AGREEMENT

[   ]    Original Application                        Enrollment Date:___________
[   ]    Change of Beneficiary(ies)

     1. I, __________________________ hereby elect to participate in the Ames Department Stores, Inc. Associate Stock Purchase Plan (the "Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Enrollment Agreement and the Plan.
     2. I hereby authorize after-tax payroll deductions from each of my paychecks in the amount of ____% of my Compensation on each payday (not to exceed ten percent (10%)) during the Purchase Period in accordance with the Plan. (Note: no fractional percentages are permitted.)
     3. I understand that my payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from a Purchase Period, any accumulated payroll deductions will be used automatically to exercise my Option.
     4. I have received a complete copy of the Plan. I understand that my participation in the Plan is subject to the terms of the Plan in all respects.
     5. I understand that if I dispose of any shares received by me pursuant to the Plan before the later of: (i) 2 years after the date on which the option to acquire such stock was issued (i.e., the first day of the Purchase Period during which I purchased such shares) or (ii) one year after the date the stock was issued to me (i.e., the Exercise Date), (collectively, (i) and (ii) are referred to as the "Holding Period") I will be treated for Federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares.
     6. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock.
     7. I understand that the Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or disposition of Common Stock by me prior to the end of the Holding Period. If I dispose of such shares at any time after the expiration of the Holding Period, I understand that I will be treated for Federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of: (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Purchase Period. I understand that the remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.
     8. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Enrollment Agreement is dependent upon my continuing eligibility to participate in the Plan.
     9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

      NAME:  (Please Print)___________________________________________________
                                  (First)           (Middle)          (Last)

      Percentage of Account: ___%

      _________________________             ____________________________________
     Relationship                           ____________________________________
                                                              Address

      NAME:  (Please Print)___________________________________________________
                                  (First)           (Middle)          (Last)

      Percentage of Account: ___%

      _________________________             ____________________________________
     Relationship                           ____________________________________
                                                                 Address
     NOTE: IF YOU ARE MARRIED AND YOU DO NOT NAME YOUR SPOUSE AS THE PRIMARY BENEFICIARY OF YOUR ACCOUNT UNDER THE PLAN, YOUR SPOUSE MUST CONSENT TO YOUR BENEFICIARY DESIGNATION BY SIGNING BELOW. FAILING TO ACQUIRE SPOUSAL CONSENT WILL RENDER YOUR BENEFICIARY DESIGNATION NULL AND VOID.

      Associate's Social
      Security Number:              ______________________________

      Associate's Address:          _______________________________
                                    _______________________________
                                    _______________________________

     I UNDERSTAND THAT THIS ENROLLMENT AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PURCHASE PERIODS UNLESS TERMINATED BY ME.

      Dated:_____________  ___________________________________________
                                Signature of Associate
      Dated:_____________  ____________________________________________
                                Spouse's Signature
                        (If above beneficiary designation is other than spouse)




                                    EXHIBIT B
                          AMES DEPARTMENT STORES, INC.
                          ASSOCIATE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

     The undersigned Participant in the Purchase Period of the Ames Department Stores, Inc. Associate Stock Purchase Plan (the "Plan") which began on _______________, 20__ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Purchase Period. He or she hereby directs the Company to pay to the undersigned, as soon as practicable, all the payroll deductions credited to his or her Account with respect to such Purchase Period. The undersigned understands and agrees that his or her Option for such Purchase Period will be automatically terminated. The undersigned understands that no further payroll deductions will be made for the purchase of shares in the current Purchase Period and the undersigned shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new completed Enrollment Agreement.

                                                Name and Address of Participant:

                                                          ______________________

                                                          ______________________

                                                          ______________________

                                                 Signature:

                                                          ______________________

                                                     Date:    ______







                                    EXHIBIT C
                          AMES DEPARTMENT STORES, INC.
                          ASSOCIATE STOCK PURCHASE PLAN
                           PARTICIPATING SUBSIDIARIES
                           (Dated as of July 1, 2000)

Ames Department Stores, Inc.,
Ames Merchandising Corporation




                                                                         Annex B



                          AMES DEPARTMENT STORES, INC.

                              AMENDED AND RESTATED
                      1998 MANAGEMENT STOCK INCENTIVE PLAN

1.  Purpose.
     The Ames Department Stores, Inc. Amended and Restated 1998 Management Stock Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as key employees of Ames Department Stores, Inc. (the "Company") and of any of its subsidiary corporations now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of the common stock of the Company, par value $.01 per share ("Common Stock"), or to receive monetary payments based on the value of such shares pursuant to the Awards (as defined in Section 4 below) described herein. Furthermore, the Plan is intended to assist in aligning the interests of the Company's key employees with those of its stockholders. The 1998 Management Stock Incentive Plan was originally adopted effective February 20, 1998, and approved by the shareholders on May 27, 1998.

2.  Administration.
     (a) The Plan shall be administered by a committee (the "Committee"), which shall be the Board of Directors of the Company (the "Board"), or, once established, a committee or subcommittee of the Board of Directors appointed by the Board from among its members. The Committee may be the Board's Compensation Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as a (i) "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "outside director" within the meaning of Section 162(m) of the
Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.
     (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3.  Participants.
     Participants shall consist of such key employees of the Company and any of its subsidiaries as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Awards.

4.  Type of Awards.
     Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Awards, (c) Performance Awards and (d) Stock Units (each as described below, and collectively, the "Awards"). Stock Awards, Performance Awards and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 10 below. Awards shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.  Common Stock Available Under the Plan.
     (a) Shares Available. The aggregate number of shares of Common Stock that may be subject to Awards, including Stock Options, granted under this Plan shall be 3,800,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 11 below.
     (b) Maximum Individual Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed 600,000 shares.

     (c) Shares Underlying Awards That Again Become Available. Any shares of Common Stock subject to a Stock Option, Stock Award, Performance Award, or Stock Unit which for any reason are cancelled, terminated without having been exercised, forfeited, settled in cash or delivered to the Company as part or full payment for the exercise of a Stock Option, shall again be available for Awards under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards but shall not apply for purposes of determining the maximum number of shares of Common Stock subject to Awards (including the maximum number of shares of Common Stock subject to Stock Options) that any individual participant may receive.

6.  Stock Options.

     (a) In General. The Committee is authorized to grant Stock Options to key employees of the Company and any of its subsidiaries and shall, in its sole discretion, determine the key employees who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Stock Options may be (i) "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or (ii) Stock Options which do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). The Committee may grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.

     (b) Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant;
provided, however, subject to Section 6(e) below, that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 16 below) of the Common Stock on the date the option is granted.

     (c) Payment of Exercise Price. The Stock Option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations by the Committee shall be made at the time of grant and specified in the Stock Option agreement.

     (d) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement on the date of grant, or as otherwise provided herein.

     (e) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are key employees of the Company or any of its subsidiaries on the date of grant. The aggregate market value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed the maximum permitted by law. For purposes of the preceding sentence, (i) Incentive Stock Options shall be taken into account in the order in which they are granted and (ii) Incentive Stock Options granted before 1987 shall not be taken into account. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its subsidiaries, unless the option price is fixed at not less than 110 percent of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of 5 years from the date of grant of such option. In addition, no Incentive Stock Option shall be issued to a participant in tandem with a Nonqualified Stock Option.

7.  Stock Awards.
     The Committee is authorized to grant Stock Awards to key employees of the Company and any of its subsidiaries and shall, in its sole discretion, determine the key employees who will receive Stock Awards and the number of shares of Common Stock underlying each Stock Award. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.

8.  Performance Awards.
     (a) In General. The Committee is authorized to grant Performance Awards to key employees of the Company and any of its subsidiaries and shall, in its sole discretion, determine the key employees who will receive Performance Awards and the number of shares of Common Stock or Stock Units (as described in Section 10 below) that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time. The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.
     (b) Adjustment of Performance  Targets.  With respect to those  Performance
Awards that are not intended to qualify as Performance-Based Awards (as described in Section 10 below), the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.
     (c) Payout. Payment of earned Performance Awards may be made in shares of Common Stock or in cash and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

9.  Stock Units.
     (a) In General. The Committee is authorized to grant Stock Units to key employees of the Company and any of its subsidiaries and shall, in its sole discretion, determine the key employees who will receive Stock Units and the number of shares of Common Stock with respect to each Stock Unit. The Committee shall determine the criteria for the vesting of Stock Units. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefore as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).
     (b) Payout. Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a Participant has elected to defer payment under Section 9(c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.
     (c) Deferral. Prior to the year with respect to which a Stock Unit may vest, the participant may elect not to receive Common Stock upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.
     (d) Definitions. A "Stock Unit" shall mean a notional account representing one share of Common Stock. A "Dividend Equivalent Right" shall mean the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

10.  Performance-Based Awards.
     (a) In General. All Stock Options granted under the Plan, and certain Stock Awards, Performance Awards, and Stock Units granted under the Plan, and the compensation attributable to such Awards, are intended to (i) qualify as
Performance-Based Awards (as described in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as "performance-based compensation" (as such term is used in
Section 162(m) of the Code and the  regulations  thereunder)  and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards shall only qualify as Performance-Based Awards if at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder).
     (b) Stock Options. Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant should qualify as Performance-Based Awards.
     (c) Other Awards. Stock Awards, Performance Awards, and Stock Units granted under the Plan should qualify as Performance-Based Awards if, as determined by the Committee in its sole discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 10(d) below. With respect to such Awards intended to qualify as Performance-Based Awards:
     (1) the Committee shall establish in writing (A) the objective performance-based goals applicable to a given period and (B) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);
     (2) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and
     (3) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.
     (d) Performance Measures. The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

11.  Adjustment Provisions.
     If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (A) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (B) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of
Section 422 of the Code.

12.  Change in Control.
     (a.) Accelerated Vesting. Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company (as defined in Section 12(b) below), the Committee, in its discretion, may take such actions as it deems appropriate with respect to outstanding Awards, including, without limitation, accelerating the exercisability, vesting and/or payout of such Awards.
     (b.) Definition. For purposes of this Section 12, (i) if there is an employment agreement or a change-in-control agreement between the participant and the Company or any of its subsidiaries in effect, "Change in Control" shall have the same definition as the definition of "change in control" contained in such employment agreement or change-in-control agreement, or (ii) if "Change in Control" is not defined in such employment agreement or change-in-control agreement, or if there is no employment agreement or change-in-control agreement between the participant and the Company or any of its subsidiaries in effect, a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:
     (1.)any person or other entity (other than any of the Company's subsidiaries or any employee benefit plan sponsored by the Company or any of its subsidiaries) including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 35 percent of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the "Voting Stock");
     (2.)the stockholders of the Company approve the sale of all or substantially all of the property or assets of the Company and such sale occurs;
     (3.)the Company's Common Stock shall cease to be publicly traded (other than a suspension of trading that lasts for a short period of time);
     (4.)the stockholders of the Company approve a consolidation or merger of the Company with another corporation (other than with any of the Company's subsidiaries), the consummation of which would result in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 60 percent of the Voting Stock of the surviving entity, and such consolidation or merger occurs; or
     (5.)a change in the Company's Board occurs with the result that the members of the Board on the Effective Date (as defined in Section 23(a) below) of the Plan (the "Incumbent Directors") no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by two-thirds (2/3) of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof. Notwithstanding anything contained in the Plan to the contrary, a Change in Control of the Company shall not include an initial or subsequent public offering of the Company.
     (c.) Cashout. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

13.  Termination of Employment.
     (a.) Subject to any written agreement between the participant and the Company or any of its subsidiaries, if a participant's employment is terminated due to death or disability:
     (1.)all unvested Stock Awards and all unvested Stock Units held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall immediately become vested as of such date;
     (2.)all unexercisable Stock Options held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall immediately become exercisable as of such date and shall remain exercisable until the earlier of (A) the end of the one-year period following the date of the participant's death or the date of the termination of his or her employment, as the case may be, or (B) the date the Stock Option would otherwise expire;
     (3.)all exercisable Stock Options held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of (A) the end of the one-year period following the date of the participant's death or the date of the termination of his or her employment, as the case may be, or (B) the date the Stock Option would otherwise expire; and
     (4.)all unearned and/or unvested Performance Awards held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such participant as of such date.
     (b.) Subject to any written agreement between the participant and the Company or any of its subsidiaries, if a participant's employment is terminated by the Company for Cause (as defined in Section 13(f) below), all exercisable and all unexercisable Stock Options, all unvested Stock Awards, all unearned and/or unvested Performance Units, and all unvested Stock Units held by the participant on the date of the termination of his or her employment for Cause shall immediately be forfeited by such participant as of such date.
     (c.) Subject to any written agreement between the participant and the Company or any of its subsidiaries, if a participant's employment is terminated for any reason other than for Cause or other than due to death or disability:
     (1.)all unexercisable Stock Options, all unvested Stock Awards, all unearned and/or unvested Performance Units, and all unvested Stock Units held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant as of such date; and
     (2.)all exercisable Stock Options held by the participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (A) the end of the 90-day period following the date of the termination of the participant's employment or (B) the date the Stock Option would otherwise expire.
     (d.) Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that:
     (1.)any or all unvested Stock Awards and/or any or all unvested Stock Units held by the participant on the date of the participant's death and/or the date of the termination of the participant's employment shall immediately become vested as of such date;
     (2.)any or all unexercisable Stock Options held by the participant on the date of the participant's death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant's employment;
     (3.)any or all exercisable Stock Options held by the participant on the date of the participant's death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant's employment; and/or
     (4.)a participant shall immediately become vested in all or a portion of any earned Performance Unit held by such participant on the date of the termination of the participant's employment, and such vested Performance Unit (or portion thereof) and/or any unearned Performance Unit (or portion thereof) held by such participant on the date of the termination of his or her employment shall immediately become payable to such participant as if all performance goals had been met as of the date of the termination of his or her employment.
     (e.) Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 13 shall be applied to an Incentive Stock Option only if the application of such provision maintains the treatment of such Incentive Stock Option as an Incentive Stock Option and (ii) the exercise period of an Incentive Stock Option in the event of a termination due to disability provided in Section 12(a)(3) above shall only apply if the participant's disability satisfies the requirement of "permanent and total disability" as defined in Section 22(e)(3) of the Code.
     (f.) For purposes of this Section 13, if there is an employment agreement between the participant and the Company or any of its subsidiaries in effect, "Cause" shall have the same definition as the definition of "Cause" contained in such employment agreement, or if "Cause" is not defined in such employment agreement or if there is no employment agreement between the participant and the Company or any of its subsidiaries in effect, "Cause" shall include, but is not limited to:
     (1.)any willful and continuous neglect of or refusal to perform the employee's duties or responsibilities with respect to the Company or any of its subsidiaries, insubordination, dishonesty, gross neglect or willful malfeasance by the participant in the performance of such duties and responsibilities, or the willful taking of actions which materially impair the participant's ability to perform such duties and responsibilities, or any serious violation of the rules or regulations of the Company;
     (2.)the violation of any local, state or federal criminal statute, including, without limitation, an act of dishonesty such as embezzlement, theft or larceny;
     (3.)intentional provision of services in competition with the Company or any of its subsidiaries, or intentional disclosure to a competitor of the Company or any of its subsidiaries of any confidential or proprietary information of the Company or any of its subsidiaries; or
     (4.)any similar conduct by the participant with respect to which the Company determines in its discretion that the participant has terminated employment under circumstances such that the payment of any compensation attributable to any Award granted under the Plan would not be in the best interest of the Company or any of its subsidiaries.

14.  Transferability.
     Each Award granted under the Plan to a participant which is subject to restrictions on transferability and/or exercisability shall not be transferable other than by will or the laws of descent and distribution, and/or shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right on the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an Award (other than an Incentive Stock Option) may permit the transferability of such Award by a participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.

15.  Other Provisions.
     Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Award, for the acceleration of exercisability or vesting of Awards in the event of a Change in Control of the Company, for the payment of the value of Awards to participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

16.  Fair Market Value.
     For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall be (i) the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradable on a national securities exchange or other market system or (ii) if the Common Stock is not readily tradable, the amount determined in good faith by the Committee as the fair market value of the Common Stock.

17.  Withholding.
     All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or Award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

18.  Tenure.
     A participant's right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

19.  Unfunded Plan.
     Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

20.  No Fractional Shares.
     No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

21.  Duration, Amendment and Termination.
     No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder, under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted such participant under this Plan, or any other present or future plan of the Company. The Board may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 21 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (a) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options and other Awards that may be granted to any individual under the Plan or (b) modify the requirements as to eligibility for Awards under the Plan; provided, however, that no amendment may be made without approval of the stockholders of the Company if the amendment would disqualify any Incentive Stock Options granted hereunder.

22.  Governing Law.
     This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

23.  Effective Date.
     (a.) The Plan shall be effective as of the date on which it is approved by the stockholders.
     (b.) This Plan shall terminate on February 19, 2008 (unless sooner terminated by the Board).